Exhibit 10.1

CONSTRUCTION LOAN AGREEMENT

This Construction Loan Agreement is made as of August 3, 2016, by and between ZALANTA RESORT AT THE VILLAGE, LLC, a California limited liability company (“ZRV”), and ZALANTA RESORT AT THE VILLAGE - PHASE II, LLC, a California limited liability company (“ZRVII”, and individually and collectively, jointly, severally, and jointly and severally with ZRV, the “Borrower”) having its principal office at 2221 Olympic Boulevard, Walnut Creek, California 94595, and WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”), whose mailing address is 5335 Kietzke Lane, Suite 200, Reno, Nevada 89511.

RECITALS:

A.           ZRV owns fee simple title to that certain real property located in the County of El Dorado, State of California, as more particularly described as Parcels 5, 6, 7 and 8 in Exhibit A attached hereto (the “Condominium Premises”).

B.           ZRVII owns fee simple title to that certain real property located in the County of El Dorado, State of California, as more particularly described as Parcels 1, 2, 3 and 4 in Exhibit A attached hereto (the “Additional Premises”).

C.           Borrower has applied to Lender for a construction loan for the purpose of paying the costs of constructing the Improvements (as hereinafter defined) and other related development costs approved by Lender, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions herein contained, the parties agree as follows:

1. DEFINITIONS

1.1 Definitions.  As used herein, the following terms shall have the meanings set forth below:

“Advance” shall mean a disbursement of Loan proceeds.

“Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.  For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” shall mean this Construction Loan Agreement, as the same may be amended and supplemented as hereinafter provided.

“Appraisal” shall mean an appraisal ordered by Lender and prepared by an appraiser satisfactory to Lender, which appraisal complies with all federal and state standards for appraisals and is otherwise in form and substance satisfactory to Lender.

“Approved Tenant Leases” shall mean any Tenant Lease in the Improvements executed after the date hereof approved or deemed approved by Lender pursuant to Section 6.17 hereof, in each case such Tenant Lease being to persons other than Borrower, its constituent partners, any Guarantor, or any Affiliate of Borrower or Guarantor.

“Assignment of Condominium Documents” means that certain Conditional Assignment of Condominium Unit Sale Contracts, Condominium Documents and Condominium Declarant’s Rights from Borrower, as assignor, to Lender, as assignee.

“Authorized Representative of Borrower” shall mean the person or persons designated by Borrower to submit Borrowing Requests on behalf of Borrower, and to take any and all actions on the part of Borrower under any of the Loan Documents.

“Borrower” shall mean individually and collectively, jointly, severally, and jointly and severally, ZRV and ZRVII.

“Borrower’s Articles of Organization” shall mean, collectively: (i) those certain Articles of Organization of Zalanta Resort at the Village, LLC, filed with the Secretary of State of the State of California on May 20, 2015, pursuant to which ZRV has been formed, together with all modifications and amendments thereto, and (ii) those certain Articles of Organization of Zalanta Resort at the Village – Phase II, LLC, filed with the Secretary of State of the State of California on May 3, 2016, pursuant to which ZRVII has been formed, together with all modifications and amendments thereto.

“Borrower’s Operating Agreement” shall mean, collectively: (i) that certain Operating Agreement for Zalanta Resort at the Village, LLC, dated May 20, 2015, together with all modifications and amendments thereto, and (ii) that certain Operating Agreement for Zalanta Resort at the Village Phase II, LLC, dated May 3, 2016, together with all modifications and amendments thereto.

 “Budget” shall mean a maximum budget for the Project, as modified from time to time pursuant to the terms of this Agreement.  The budget and each modification thereof is to be approved by Lender.  As of the date hereof the Budget is in the form of Exhibit B attached hereto.

“Business Day” shall mean a day of the year other than Saturdays, Sundays, and legal holidays on which Lender’s office located at 5335 Kietzke Lane, Suite 200, Reno, Nevada 89511 is closed.

“Cash Collateral Account” shall mean a bancontrol account maintained by Lender in the name of ZRV and pledged to Lender as additional collateral for the Loan pursuant to the Security Agreement.

“CC&Rs” shall mean any covenants, conditions, restrictions, maintenance agreements or reciprocal easement agreements affecting the Premises or the Project.

“Certificate of Substantial Completion” shall mean a certificate in the form of AIA Form G-704, or in another format approved by Lender, executed by the Architect, Borrower and the General Contractor.

“Certificate of Unit Occupancy” means, with respect to each Unit, a certificate issued by a municipality or an applicable department thereof certifying that the applicable Unit may be legally occupied.

“Certification of Non-Foreign Status” shall mean an affidavit, signed under penalty of perjury by an authorized representative of Borrower, or if Borrower is a disregarded entity as defined in Treasury Regulation §1.1445-2(b)(2)(iii), the owner of the disregarded entity, stating (a) that Borrower or such owner is not a “disregarded entity”, “foreign corporation”, “foreign partnership”, “foreign trust”, or “foreign estate”, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder, (b) Borrower’s or such owner’s U.S. employer identification number, and (c) the address of Borrower’s or such owner’s principal place of business.  Such affidavit shall be consistent with the requirements of the regulations promulgated under Section 1445 of the Internal Revenue Code, and shall otherwise be in form and substance acceptable to Lender.

“Change Orders” shall mean any change in the Plans and Specifications, the General Contract or any Subcontracts relating thereto, the Construction Schedule, or any Subcontracts relating thereto, which change has been approved by (a) the Borrower, (b) the Lender (subject to Section 6.8), and (c) the General Contractor.

“Closed Unit” means each Unit that has been sold and title to the Unit has been conveyed to a Qualified Unit Buyer.

“Closing Date” shall mean the date upon which the Deed of Trust is recorded in the Official Records of the County.

 “Collateral” shall mean all construction materials and equipment and all furniture, furnishings, fixtures, machinery, equipment, inventory and any other items of personal property in which Borrower now or hereafter owns or acquires an interest or right, including any leased Collateral, which are used or useful in the construction, operation, use or occupancy of the Project; all of Borrower’s accounts receivable from the operation of the Project; all of Borrower’s documents, instruments, contract rights including, without limitation, general intangibles relating to the construction, use, operation or occupancy of the Project; and all insurance proceeds from any policies of insurance covering any of the aforesaid.

“Completion Date” shall mean on or before March 28, 2017.

“Completion Guaranty” shall mean that certain Completion Guaranty of even date herewith executed by Guarantor.

 “Condominium” means the residential condominium described in the Condominium Declaration.

“Condominium Declaration” means that certain Declaration of Covenants, Conditions and Restrictions and Reservation of Easements for Zalanta Resort at the Village to be recorded in the Office of the Recorder of El Dorado County, California, as amended from time to time as permitted pursuant to this Agreement.

“Condominium Documents” means (i) the Condominium Declaration, (ii) the Condominium Plan, and (iii) all of the other documents required by the Condominium Statute or otherwise, relating to the submission of the Property and Improvements to the provisions of the Condominium Statute or to the regulation, operation, administration or sale thereof after such submission, including, but not limited to, by-laws and rules and regulations of a condominium association or associations, management agreement, plats and plans, all of which must be reasonably acceptable to Lender in form and substance.

“Condominium Plan” means the plan of Condominium and any amendments thereto to be recorded concurrently with the Condominium Declaration, which Condominium Plan creates and depicts the Association Common Areas, the Building Common Areas, the Units, and the Exclusive Use Common Areas within the Condominium Premises, as such terms are defined in the Condominium Declaration.

 “Condominium Statute” means the Davis-Sterling Act set forth in California Civil Code Sections 4000-6150 and California Corporations Code Section 7110 et. seq., as it may be amended from time to time.

“Condominium Unit” or “Unit” means each of the residential condominium units described in the Condominium Declaration, together with all the appurtenant rights in and to common areas and other portions of the Improvements.

“Construction Contract” shall mean any contract (other than the General Contract) relating to work performed or to be performed for the Improvements executed or to be executed by Borrower.

“Construction Contractor” shall mean any contractor who is a party to a Construction Contract.

“Construction Period” shall mean that period of time commencing on the Closing Date and ending on the date the Improvements are Substantially Complete.

“Construction Schedule” shall mean a construction schedule in a form approved by Lender showing a trade-by-trade breakdown of the estimated periods of commencement and completion of construction of the Improvements.

 “County” shall mean the County of El Dorado, State of California.

“CUO Date” shall mean the date Lender receives a Certificate of Unit Occupancy with respect to the first Unit.

 “Deed of Trust” shall mean, collectively, (i) a construction deed of trust and fixture filing, with assignment of rents and security agreement, executed by ZRV, as trustor, to Lender, as trustee, and naming Lender, as beneficiary, creating a first lien on the Condominium Premises, the Improvements, and all other buildings, fixtures and improvements now or hereafter owned or acquired by ZRV and situated thereon, and all rights and easements appurtenant thereto, securing indebtedness in the amount of the Loan Amount, all in form and substance acceptable to Lender, and (ii) a deed of trust and fixture filing, with assignment of rents and security agreement, executed by ZRVII, as trustor, to Lender, as trustee, and naming Lender, as beneficiary, creating a first lien on the Additional Premises, and all buildings, fixtures and improvements now or hereafter owned or acquired by ZRVII and situated thereon, and all rights and easements appurtenant thereto, securing indebtedness in the amount of the Loan Amount, all in form and substance acceptable to Lender.

“Default Interest Rate” shall have the meaning as set forth in the Note.

“Environmental Indemnity” shall mean that certain Environmental Indemnity Agreement of even date herewith executed by Borrower and Guarantor.

“Escrow Agent” shall mea Diana L. Edwards, First American Title, 3400 Douglas Boulevard, Suite 100, Roseville, California 95661, 9916-786-5300.

“Event of Default” shall mean the occurrence of any of the events listed in Section 7.1(a) and the expiration of any applicable notice and cure period provided in said Section.

 “Financing Statement” shall mean two (2) UCC-1 financing statements authorized by ZRV and ZRVII as debtors, in favor of Lender as secured party, and perfecting Lender’s security interest in the Collateral now owned or hereafter acquired by each of ZRV and ZRVII, in form and substance satisfactory to Lender, to be filed in the Office of the Secretary of State of California, and in such other offices for recording or filing such statements in such jurisdictions as Lender shall desire to perfect Lender’s security interest or reflect such interest in appropriate public records.

“General Contract” shall mean that certain Standard Form of Agreement Between Owner and Contractor, dated as of August 24, 2015 by and between Tahoe Stateline Venture and the General Contractor relating to the construction of the Improvements, as thereafter to assigned to Zalanta pursuant to that certain Assignment of Owner/Contractor Agreement dated February 18, 2016, and as further assigned concurrently herewith pursuant to the Omnibus Assignment.

“General Contractor” shall mean SMC Contracting Inc.

“Governmental Authority” shall mean any arbitrator, other private adjudicator, court, government or governmental authority (federal, state, local or foreign).

 “Guarantor” shall mean OWENS REALTY MORTGAGE, INC., a Maryland corporation.

“Hard Costs” or “Direct Costs” shall mean all costs incurred for labor performed in the construction of the Improvements and the materials incorporated into the Improvements.

“Improvements” shall mean the improvements constructed and to be constructed on the Condominium Premises, which shall include a building consisting of thirty (30) Condominium Units and 19,089 square foot of retail space, all in accordance with the Plans and Specifications.

“Initial Draw” shall mean an amount approved by Lender.  Subject to the terms and conditions hereinafter set forth, the proceeds of the Initial Draw may be used only for the payment of the Loan Fee, the payment of interest pursuant to Section 4.5 herein, the payment of expenses, charges, costs and fees pursuant to Section 8.10 herein, and the payment of such Hard Costs and Soft Costs as Lender, in its sole discretion, may specifically approve in writing.

“Inspecting Architect” shall mean Lender’s architect or such other third-party consultants employed by Lender for the purpose of, among other things, reviewing the Plans and Specifications, the quality and course of construction of the Project, the General Contract, the Construction Contracts, the Subcontracts and all Change Orders.

“Interest Rate” shall have the meaning as set forth in the Note.

“Interest Reserve” shall have the meaning set forth in Section 4.5.

“Lender” shall mean WESTERN ALLIANCE BANK, an Arizona corporation, whose address is as set forth in the introductory paragraph of this Agreement.

“Liquidity” shall mean the amount of Borrower’s and Guarantor’s aggregate unencumbered cash and unencumbered cash equivalents, including marketable securities, and, without duplication, all amounts held in the Cash Collateral Account, all as determined by generally accepted accounting principles consistently applied, and verified by statements from the financial institutions holding such cash and marketable securities.

“Loan” shall mean the loan from Lender to Borrower described in this Agreement in the principal amount of up to the Loan Amount.

“Loan Amount” shall mean the amount of up to $31,000,000.00, plus any sum in addition thereto advanced by Lender at its discretion in accordance with the Loan Documents.

“Loan Documents” shall mean the documents described in Section 3.1 hereof.

“Loan Fee” shall mean an amount equal to $310,000.00.

“Loan Parties” or “Loan Party” shall mean Borrower, Guarantor, and each other Person that is or hereafter becomes a party to any Loan Document.

“Material Adverse Change” shall mean any change in the assets, business, financial condition, operations, prospects, or results of operations of any Loan Party or any other event or condition that in the reasonable opinion of Lender (i) could affect the likelihood of performance by any Loan Party of any of the Obligations, (ii) could affect the ability of any Loan Party to perform any of the Obligations, (iii) could affect the legality, validity, or binding nature of any of the Obligations or any lien securing any of the Obligations, or (iv) could affect the priority of any lien securing any of the Obligations.

“Maturity Date” shall have the meaning as set forth in the Note.

“Net Sales Proceeds” means the gross sale price of the Unit (including, without limitation, all options and upgrades) set forth in the Qualified Sales Contract for such Unit, less customary tax and assessment prorations, reasonable and customary real estate brokerage commissions payable to a broker or agent that is not an Affiliate of Borrower, and normal and customary closing costs (with such prorations, commissions and costs not to exceed, in the aggregate, 10% of the gross sales price of such Unit), such that the Net Sales Proceeds are not less than 90% of the gross sales price of such Unit.

“Note” shall mean a secured promissory note evidencing the Loan.

“Obligations” shall mean the obligations of the Loan Parties under the Loan Documents.

“Omnibus Assignment” shall mean that certain Omnibus Assignment of even date herewith from Zalanta, as assignor, to ZRV, as assignee, pursuant to which Zalanta assigned its interest in the General Contract and other Construction Contracts relating to the Improvements to ZRV.

 “Parking Agreement” shall mean a parking agreement in form and substance satisfactory to Lender pursuant to which the owner of the Condominium Premises shall be granted the right to use the 51 offsite parking spaces located within an underground parking garage owned by ZRVII and adjacent to the Project.

“Permitted Exceptions” shall mean the items defined in and listed on Exhibit C to the Deed of Trust.

“Person” shall mean any natural person, any unincorporated association, any corporation, any partnership, any joint venture, any trust, any limited liability company, any other legal entity, or any Governmental Authority.

“Plans and Specifications” shall mean the final plans and specifications for the construction of the Improvements, with evidence of appropriate governmental approvals shown thereon, as approved by Lender in its sole discretion and as changed from time to time pursuant to this Agreement.

“Preliminary Title Report” shall mean that certain commitment for title insurance, Title No. NCS-783878-ONT1, dated June 14, 2016, and issued by the Title Company covering the Premises and showing all exceptions to title and accompanied by legible copies of all such recorded exceptions.

“Premises” shall mean collectively the Condominium Premises and the Additional Premises.

“Presold Unit” means each Unit that is subject to a Qualified Sales Contract that has not been canceled or terminated and with respect to which neither the applicable Qualified Unit Buyer nor Borrower is in default.

“Project” shall mean the Improvements and the Premises.

“Project Costs” shall mean the total, as shown on the Budget, of all costs, expenses and fees required to construct and operate the Improvements until the Maturity Date.

“Property Manager” shall mean Owens Financial Group, Inc., or a successor property manager proposed by Borrower and approved by Lender in its reasonable discretion.

“Qualified Sales Contract” means a contract to sell a Unit that meets all of the following requirements:  (a) such contract is an arms-length contract with a Qualified Unit Buyer, (b) such contract is on the Standard Sales Contract Form with material deviations therefrom approved by Lender, (c) such contract includes provisions for the payment of the Required Deposit, (d) all payments of the Required Deposit then due and payable have been paid by a Qualified Unit Buyer and deposited into escrow with the Escrow Agent, (e) a Public Report shall have been delivered to the Qualified Unit Buyer and all rescission periods shall have expired, and (f) the required closing date under such sale contract is not more than thirty (30) days after the latest of (i) the date of such contract, (ii) the date on which construction of any improvements to the applicable Unit are complete, or (iii) the issuance of a Certificate of Unit Occupancy for the applicable Unit.  The term “Qualified Sales Contract” shall not include (A) any contracts entered into prior to the issuance of a Public Report, or (B) any Defaulted Sales Contract (as defined in Section 6.38(b)).

“Qualified Unit Buyer” means a Person other than Borrower, Guarantor or any Affiliate of Borrower or Guarantor and who has agreed to purchase a Unit pursuant to a contract based on the Standard Sales Contract Form.

“Repayment Guaranty” shall mean that certain Repayment Guaranty of even date herewith executed by Guarantor.

“Required Deposit” means a nonrefundable cash deposit made by the Qualified Unit Buyer which deposit is not less than 3% of the gross purchase price of the applicable Unit (including options and upgrades). In all cases, the Required Deposit shall be payable upon the signing of the applicable Qualified Sales Contract.

“Retainage” shall mean: (i) with respect to the General Contractor, a holdback of all retainage amounts set forth in the General Contract, (ii) with respect to the General Contract, each Construction Contract and each Subcontract, ten percent (10%) of (a) all Hard Costs, (b) the cost of materials and (c) fees payable to the General Contractor.

“Security Agreement” shall mean that certain Security Agreement – Pledge of even date herewith executed by and between ZRV, as debtor, and Lender, as Secured Party, pursuant to which ZRV granted a security interest to Lender in the Cash Collateral Account.

“Soft Costs” or “Indirect Costs” shall mean all costs designated as “Soft Costs” on the Budget.

“Standard Lease Form” shall mean the standard lease form for the leasing of retail space in the Project as approved by Lender prior to the execution of any Tenant Lease after the date hereof, which standard lease form shall not be materially modified in any way without Lender’s prior written approval.

“Standard Sales Contract Form” means a form of contract for the sale of Units that has been approved by Lender.

“Stored Materials” shall mean materials purchased or to be purchased by Borrower, the General Contractor or a Construction Contractor at the date of a request for disbursement, but not yet installed or incorporated into the Project.

“Subcontract” shall mean a contract relating to any work performed or to be performed for the Project executed or to be executed by General Contractor or a Construction Contractor with a Subcontractor.

“Subcontractor” shall mean any contractor who is a party to a Subcontract other than the General Contractor or a Construction Contractor.

“Substantially Complete” or “Substantial Completion” shall mean such time as Lender shall have approved the completed work under the General Contract and shall have received a Certificate of Substantial Completion.

 “Tahoe Stateline Venture” shall mean Tahoe Stateline Venture, LLC, a California limited liability company.

“Tenant” shall mean all persons or entities occupying retail space in the Improvements.

“Tenant Lease” shall mean a lease of, or other occupancy agreement with respect to, retail space in the Improvements.

“Title Company” shall mean First American Title Insurance Company.

“Title Insurance Policy” shall mean a title insurance policy in the form of an American Land Title Association Loan Policy-2006 extended coverage (without revision, modification or amendment) issued by the Title Company, in form and substance approved by Lender.

 “Transfer” shall have the meaning as set forth in the Deed of Trust.

“Unconditional Lien Waiver and Release” shall mean a written unconditional waiver and release of mechanic’s lien or bond rights in form and substance acceptable to Lender.

“Unit Release Price” shall mean, with respect to a Unit being released from the lien of the Deed of Trust pursuant to Section 9 hereof, an amount equal to 100% of Net Sales Proceeds.

“Zalanta Resort” shall mean Zalanta Resort, LLC, a California limited liability company.

1.2 Accounting Terms.  For purposes of this Agreement, all accounting terms not otherwise defined herein or in the Recitals shall have the meanings assigned to them in conformity with generally accepted accounting principles consistently applied.

2. THE LOAN

2.1 Agreement to Lend and Borrow.  Subject to the terms and conditions of this Agreement, Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender up to the Loan Amount.  The Loan proceeds shall be used for the purposes of paying the costs of construction of the Improvements and for the payment of other Project Costs as approved by Lender and as set forth in the Budget.

2.2 Evidence of Indebtedness.  The Loan shall be evidenced by the Note.  Disbursements of the Loan shall be charged and funded under the Note.  In the event of any inconsistency between the Note and this Agreement, the provisions of this Agreement shall prevail.

2.3 Interest.  Interest shall accrue and become due and payable in accordance with the terms of the Note.  Interest on the Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  All interest payable under the Note is computed using this method.  This calculation method results in a higher effective interest rate than the numeric interest rate stated in the Note.  By executing below, Borrower hereby acknowledges and agrees to the calculation of the Interest Rate in accordance with a year of 360 days and acknowledges that calculation of interest in accordance with this Section will increase the Loan’s effective interest rate above the Interest Rate and Default Interest Rate, as applicable, stated in the Note.

2.4 Payment of Principal and Interest.  The outstanding principal balance of the Loan, together with all unpaid accrued interest thereon, and all other amounts payable by Borrower with respect to the Note pursuant to the terms of any other Loan Document, shall be due and payable in accordance with the terms of the Note.

2.5 Prepayment of Principal.   Prepayment of the Loan shall be subject to the terms and conditions of the Note.

2.6 Security.  Payment of the Note shall be secured by the following:

(a) The Deed of Trust;

(b) The Financing Statement;

(c) The Repayment Guaranty;

(d) The Security Agreement; and

(e) The assignments of, and a first priority security interest in, the Plans and Specifications; the General Contract; the Construction Contracts; the agreement with the Property Manager; and, to the extent to which they may be assigned, all other rights, licenses, permits, franchises, authorizations, approvals and agreements relating to construction of the Project, or required for the use, occupancy or operation of the Project, including all grading, demolition, building and other governmental permits and entitlements to use.

2.7 Loan Fee.  On the Closing Date, Borrower shall pay to Lender an amount equal to the Loan Fee. Borrower hereby authorizes Lender to disburse proceeds of the Loan to pay the Loan Fee notwithstanding that Borrower may not have requested a disbursement of such amount. The authorization hereby granted shall be irrevocable and no further direction or authorization from Borrower shall be necessary for Lender to make such disbursements. Any disbursements made pursuant to this Section shall be added to the outstanding principal balance of the Note.

3. LOAN CLOSING

3.1 Conditions Precedent.  Lender’s obligation to make the Initial Draw and to perform the remainder of its obligations under this Agreement are expressly conditioned upon (i) Borrower’s satisfaction of all of the conditions set forth in Exhibit C; (ii) Borrower’s satisfaction of the conditions for disbursement set forth in Article 4 (as applicable); (iii) Borrower’s payment of the Loan Fee; (iv) the Title Company’s unconditional commitment to issue the Title Insurance Policy; and (v) Borrower’s delivery to Lender of the following documents, in form and content satisfactory to Lender, duly executed (and acknowledged where necessary) by the appropriate parties thereto:

(a) This Agreement;

(b) The Note;

(c) The Deed of Trust, which shall be duly recorded in the Official Records of the County;

(d) The Financing Statement, which shall be duly filed with the Arizona Secretary of State;

(e) The Repayment Guaranty;

(f) The Completion Guaranty;

(g) The Environmental Indemnity;

(h) The Security Agreement;

(i) The assignments of the General Contract, the Plans and Specifications, the Construction Contracts, the agreement with the Property Manager, and the other agreements, contracts, rights, permits, licenses, entitlements, authorizations, and franchises described in Section 2.6(b) above, and consents to such assignments where deemed appropriate by Lender;

(j) Borrower shall have opened an account with Lender for the disbursement of proceeds of the Loan and shall have delivered or caused to be delivered to Lender all signature cards and account documents required by Lender with respect to such account;

(k) Borrower shall have opened or caused the Property Manager to open the operating account with respect to the Project with Lender and shall have delivered or caused to be delivered to Lender all signature cards and account documents required by Lender with respect to such operating account; and

(l) Such other documents that Lender may reasonably require.

3.2 Conditions Precedent to Further Advances.  Lender shall have no obligation to make any Advance, other than the Initial Draw, if any, until Borrower has provided Lender with satisfactory evidence that Borrower has paid from its own funds the difference between the total Project Costs shown on the initial Budget and the Loan Amount and/or prepaid any such difference by depositing sufficient sums with Lender in an interest bearing account, which equity amount shall not be less than $16,648,970.00.  Any amounts deposited by Borrower with Lender pursuant to this provision shall be disbursed in accordance with the terms of this Agreement for the payment of Hard Costs and Soft Costs prior to any further disbursement of Loan funds.

4. DISBURSEMENTS OF THE LOAN

4.1 Use of Disbursements; Revision of the Budget.

(a) Borrower shall use disbursements of the Loan only for the payment of or reimbursement for Project Costs as shown on the Budget and approved by Lender pursuant  to Sections 4.1(b) and 4.1(c), as such Project Costs are incurred by Borrower.  Project Costs shall be deemed to have been “incurred” by Borrower at the following times:  (i) Hard Costs:  when the labor has been performed or the materials have been supplied and incorporated into the Project, payment therefor has been requested by the contractor or supplier thereof, and such contractor or supplier is entitled thereto; and (ii) Soft Costs:  when such costs have been paid or are due and payable and the services relating thereto have been rendered or the value thereof has been received by Borrower. Except as set forth in Section 4.9 below, Lender shall have no obligation to make disbursements for Stored Materials.  As of the date hereof, Project Costs consist of the total of all the costs, expenses and fees listed as “Hard Costs” or “Direct Costs” and “Soft Costs” or “Indirect Costs” on the Budget.

(b) The Budget shall be subject to revision from time to time as Lender may require or approve in accordance with this Section 4.1(b).  Lender shall have the right, in its sole discretion, to increase or decrease the allocation to the contingency, interest reserve and tax reserve categories and to determine whether any item of cost, expense or fee for which Borrower requests a disbursement constitutes a Project Cost and to which category such cost, expense or fee will be applied.  The maximum amount that Lender shall be obligated to disburse for any item of Project Costs shall not exceed the amount designated for such category on the Budget as it may be amended from time to time by Lender pursuant to the last preceding sentence.

(c) All modifications to the Budget will be evidenced by a new Budget approved by Lender in its sole discretion.

4.2 Requests for Disbursements.

(a) Borrower shall request disbursements of the Loan not more frequently than monthly.  Advances shall be made upon requisitions in such form as may be prescribed by Lender from time to time, signed by an Authorized Representative of Borrower, and approved by such persons as Lender may direct.  Lender shall fund each approved requisition within ten (10) Business Days following receipt of all supporting instruments and documents which Lender may require.  In connection with Advances, Lender may require on-site inspections and a review of construction (i) to verify percentage of completion and the estimated cost to complete the Improvements, and (ii) to certify disbursement requests.  Any such inspections shall be for the sole use and benefit of Lender, and neither Borrower nor any third party shall be entitled to rely thereon for any purpose.  As provided in Section 8.9, Lender shall be reimbursed for its costs in connection with such requisitions.

(b) Each requisition shall thereby constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower with respect to the item for which payment is requested that (i) if the item is work or materials, it has been physically incorporated into or stored on the Property, free of all liens and encumbrances (except for those to be discharged in full with the proceeds of the requested advance), (ii) the item is included in the Budget, (iii) the cost of the item is as specified in the requisition and Budget (or if not, that Borrower has paid any excess), (iv) the work, materials or other item substantially conforms to the Plans and Specifications and/or Budget and all applicable statutes, laws, ordinances, administrative rules, regulations and other legal requirements, (v) the item has been approved by all zoning, building and other governmental officers, offices or departments having jurisdiction and whose approval is required, and (vi) the representations and warranties of Borrower contained in this Agreement are true and correct in all respects as if made on the date of the request for disbursement.

4.3 Amount of and Conditions to Disbursements.

(a) Borrower shall not be entitled to any Advance unless:

(i) If the costs set forth in the General Contract are less than the construction costs previously reviewed and approved by Lender, Lender, at its option, shall have the right to reduce the Loan Amount by the amount of any such reduction or reallocate the amount of any such reduction to the hard cost contingency line item set forth in the Budget;

(ii) the representations and warranties as specified in Section 4.2(b) shall be true and correct in all material respects at the date of the Advance;

(iii) the costs set forth in all prior requisitions have been duly paid by Borrower;

(iv) the Title Company issues to Lender, at Borrower’s expense, the endorsements to the Title Insurance Policy as may be required by Lender, including, without limitation, the foundation endorsements described in Section 4.6;

(v) the Borrower shall have furnished to Lender copies of receipts for the payment of bills and copies of Unconditional Lien Waivers and Releases covering work completed and/or materials furnished in connection with the work which was to have been paid from the prior disbursement, each as requested by Lender;

(vi) no Event of Default exists under this Agreement or any of the other Loan Documents nor any event exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder or thereunder;

(vii) Lender has received and approved true, correct and complete copies of all Construction Contracts and, if required by Lender, Subcontracts executed since the last disbursement and not previously delivered to Lender, all construction bonds on those Construction Contracts and Subcontracts which have been obtained by such Construction Contractor or the General Contractor, and all Change Orders as required under Section 6.8 of this Agreement not previously delivered to Lender;

(viii) the Loan is “in balance” as required in Section 4.4;

(ix) Borrower has satisfied the conditions of Section 4.9 with respect to the disbursement of Retainage (if applicable); and

(x) Borrower has satisfied the conditions in Section 4.8 with respect to a disbursement for Stored Materials (if applicable).

Provided that the foregoing conditions are satisfied, Lender shall disburse (within the period set forth in Section 4.2(a)), the amount of the Advance requested by Borrower, which amount shall not exceed the difference between (A) the cost of construction work in place, disbursements for Stored Materials, if any, and any other costs, expenses and fees actually paid or payable by Borrower for approved Project Costs as of the date of the request for a disbursement, and (B) any required Retainage and any amounts previously disbursed hereunder.  Notwithstanding the foregoing, Lender may, in its discretion, make disbursements of the Loan prior to Borrower’s satisfying all of the conditions to the Initial Draw for the payment of, or reimbursement for, such Hard Costs and Soft Costs as are approved by Lender, provided that Borrower provides Lender with such documents and materials regarding such disbursements as Lender in its sole discretion may require.

(b) Each disbursement for Direct Costs shall be subject to the Retainage, which shall be disbursed upon satisfaction of the conditions in Section 4.9.

(c) Lender will deposit the Loan proceeds in a deposit account maintained by Borrower with Lender designated for such purpose.

4.4 Loan Balancing.

(a) As a material condition of the Loan and as a condition precedent to Lender’s duty to disburse proceeds of the Loan, Borrower shall pay all Project Costs in excess of the Loan Amount.  Except for the payment of interest pursuant to Section 4.5 and the payment of expenses, charges, costs and fees pursuant to Section 8.10, Lender shall be obligated to disburse proceeds of the Loan only when the Loan is “in balance”.  The Loan shall be “in balance” only at such times as Borrower has invested sufficient funds into the payment of Project Costs so that, in Lender’s sole judgment, the undisbursed portion of the Loan shall be sufficient to complete and operate fully the Project and pay all Project Costs (including interest reserve) until repayment in full of the Loan.

(b) The determination as to whether or not the Loan is “in balance” may be made by Lender at any time, including with each request for a disbursement of the Loan.  Project Cost categories listed as “contingencies” on the Budget shall be deemed to be Project Costs for purposes of loan balancing.

(c) Borrower shall within ten (10) days after notice from Lender that the Loan is not “in balance”, deposit with Lender, in cash, the amount necessary to put the Loan “in balance”.  No interest shall be paid by Lender on such deposited funds.  Any amounts deposited by Borrower with Lender pursuant to this provision shall be disbursed in accordance with the terms of this Agreement for the payment of Hard Costs and Soft Costs prior to any further disbursement of Loan funds.

4.5 Payment of Interest.  A portion of the Loan Amount will be allocated to Interest Reserve in accordance with the Budget (the “Interest Reserve”). Borrower may draw upon the Interest Reserve, to the extent available, to pay accrued interest on the Note. Borrower hereby authorizes Lender to disburse the proceeds of the Loan allocated to Interest Reserve to pay interest accrued on the Note, notwithstanding that Borrower may not have requested a disbursement of such amount. Lender may make such disbursements from the Interest Reserve notwithstanding the fact that Borrower is in default under the terms of this Agreement or any other Loan Document or that the Loan is not “in balance”. The authorization hereby granted shall be irrevocable, and no further direction or authorization from Borrower shall be necessary for Lender to make such disbursements. However, the provisions of this Section 4.5 shall not prevent Borrower from paying interest from its own funds. To the extent that the Interest Reserve is depleted, Borrower hereby acknowledges and agrees that any accrued interest payable pursuant to the Note shall be paid by Borrower from Borrower’s own funds and not from Loan proceeds. All disbursements made pursuant to this Section shall be added to the outstanding principal balance of the Note.

4.6 Foundation Endorsement.  Upon completion of the construction of any foundation on the Premises, and as a condition precedent to any further disbursements under this Agreement, Borrower shall (if required by Lender), at Borrower’s own cost and expense, deliver or cause to be delivered to Lender a foundation endorsement with respect to each such foundation, in form and substance satisfactory to Lender, to be attached to the Title Insurance Policy, which endorsement shall insure that such foundation is within the boundary lines of the Premises, does not violate any applicable covenants, conditions, restrictions or agreements affecting the Premises which are referred to in the Title Insurance Policy, and does not encroach upon any easements, rights or rights-of-way affecting or covering the Premises.

4.7 Loan Fee.  Borrower shall pay to Lender on the Closing Date the Loan Fee, which is now fully earned by Lender.  Borrower hereby authorizes Lender to disburse proceeds of the Loan to pay all or any portion of the Loan Fee notwithstanding that Borrower may not have requested a disbursement of such amount.  The authorization herein granted shall be irrevocable and no further direction or authorization from Borrower shall be necessary to make such disbursement.  Any such disbursement shall be added to the outstanding principal balance of the Note.

4.8 Stored Materials.

(a) Lender shall have the right to approve or disapprove specifically, in its sole judgment, all disbursements for Stored Materials.  Without limiting Lender’s approval rights as set forth in the preceding sentence, Lender will not approve disbursements for Stored Materials until Borrower complies with the conditions set forth in Section 4.8(b) below.

(b) As a condition precedent to the disbursement for Stored Materials, Borrower shall supply to Lender: (i) evidence satisfactory to Lender that the Stored Materials are included in the coverage of the insurance policies required by Section 6.19; (ii) evidence satisfactory to Lender from the seller or fabricator of the Stored Materials that, upon payment, ownership thereof will vest in Borrower free of any liens or claims of third parties; (iii)(A) evidence satisfactory to Lender that the Stored Materials are satisfactorily stored on the Premises to protect against theft or damage, or (B) if the Stored Materials are not stored on the Premises, (1) evidence satisfactory to Lender that the Stored Materials are stored in a bonded warehouse or storage yard approved by Lender, and the warehouse or yard has been notified that Lender has a security interest in the subject Stored Materials, and (2) Lender shall have received from Borrower the original warehouse receipt.  With Lender’s prior written approval, Stored Materials may be stored in the yard or warehouse of the seller or fabricator, subject to satisfaction of conditions (i) and (ii) in this Section 4.8(b), and provided further that Lender receives satisfactory evidence that the Stored Materials are protected against theft or damage, have been suitably identified as belonging to Borrower for use in the Project and that such seller or fabricator has been notified of the security interest of Lender therein.

4.9 Retainage Under any Construction Contracts and the General Contract.  Retainage under a Construction Contract or the General Contract, as applicable, shall be released upon Borrower’s delivery of the requisition documents described in Section 4.2 and Borrower’s satisfaction of the conditions set forth in Section 4.3 and the following applicable conditions:

(a) With respect to any retainage under the General Contract, the Project shall be Substantially Complete.  Substantial Completion shall be deemed to have occurred despite the existence of punch-list items that require correction or completion, as determined by the Lender and the Inspecting Architect and as approved by Lender; provided, however, that if punch-list items exist upon Substantial Completion, Lender shall have the right to withhold an amount equal to one hundred fifty percent (150%) of the cost to complete all such punch-list items.  The punch-list holdback will be disbursed upon lien-free completion of the punch-list items and approval thereof by the Lender and the Inspecting Architect;

(b) Lender shall have received (1) an Unconditional Lien Waiver and Release (upon progress payment) from the General Contractor, each Construction Contractor and each Subcontractor covering the full amount of the disbursement for Direct Costs through the date of the previous disbursement request, and (2) an Unconditional Lien Waiver and Release (upon final payment) from each Construction Contractor and each Subcontractor who had completed the work covered by its Construction Contract or Subcontract, respectively, as of the previous disbursement request, covering the full amount due such Construction Contractor or Subcontractor, as the case may be;

(c) With respect to the final release of Retainage under the General Contract, Lender shall have received appropriate approvals from (1) all Governmental Authorities regarding completion of the shell and core of the Improvements, which approvals shall be evidenced by an irrevocable certificate of occupancy for the Improvements to the extent such approval is a condition to the lawful use and occupancy; (2) the local board of fire underwriters or its equivalent; and (3) all other Governmental Authorities having jurisdiction over the contemplated uses, operation and occupancy of the Project;

(d) Borrower shall have submitted to Lender copies of all licenses, permits and agreements necessary for the use, operation and occupancy of the Project not previously delivered to Lender;

(e) Borrower shall have provided to Lender, an ALTA as-built survey or other satisfactory evidence showing that (i) the Improvements have been built in accordance with the Plans and Specification and do not encroach on any easement or public or private right of way, (ii) the Improvements have been constructed within the boundaries of the Premises; and (iii) the Improvements have been constructed within the setback lines as required by applicable zoning ordinances and do not encroach upon any other lot or other property;

(f) Borrower shall have provided to Lender “as-built” Plans and Specifications of the Improvements, showing the final specifications of all Improvements;

(g) Borrower shall have provided to Lender a warranty book, together with all guaranties and maintenance agreements, etc., on all Improvements;

(h) If required by Lender, Borrower shall have provided to Lender executed AIA Form G706 (Contractor’s Affidavit of Payments of Debts), AIA Form G706A (Contractor’s Affidavit of Release of Liens), and AIA Form G707 (Consent of Surety of Final Payment);

(i) If required by Lender, Borrower shall have provided to Lender executed AIA Form G704 or other document satisfactory to Lender by the Inspecting Architect, the General Contractor and Borrower;

(j) If requested by Lender, a notice of completion on Lender’s approved form executed by Borrower and duly recorded in the Official Records of the County;

(k) Borrower shall have provided to Lender satisfactory evidence of continuing insurance coverage in accordance with Section 6.19;

(l) Borrower shall submit a certified copy of the final project report as prepared by the architect/engineer providing final inspection for the Project; and

(m) Such other documentation, including, but not limited to, endorsements to the Title Insurance Policy, as Lender may reasonably require.

5. REPRESENTATIONS AND WARRANTIES

5.1 Consideration.  As an inducement to Lender to execute this Agreement and to disburse the proceeds of the Loan, Borrower represents and warrants to Lender that the following statements set forth in this Article 5 are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date.

5.2 Organization, Powers and Good Standing.

(a) Organization and Powers - ZRV.  ZRV is a limited liability company, duly organized and validly existing under the laws of the State of California and is qualified to transact business in the State of California.  ZRV has all requisite power and authority, rights and franchises to own and operate its properties, to carry on its businesses as now conducted and as proposed to be conducted, and to enter into and perform this Agreement and the other Loan Documents.  ZRV’s correct legal name is “ZALANTA RESORT AT THE VILLAGE, LLC” and its California Secretary of State file number is 201514710313. The address of ZRV’s chief executive office and principal place of business is 2221 Olympic Boulevard, Walnut Creek, California 94595.

(b) Organization and Powers - ZRVII.  ZRVII is a limited liability company, duly organized and validly existing under the laws of the State of California and is qualified to transact business in the State of California.  ZRVII has all requisite power and authority, rights and franchises to own and operate its properties, to carry on its businesses as now conducted and as proposed to be conducted, and to enter into and perform this Agreement and the other Loan Documents.  ZRVII’s correct legal name is “ZALANTA RESORT AT THE VILLAGE – PHASE II, LLC” and its California Secretary of State file number is 201613010335. The address of ZRVII’s chief executive office and principal place of business is 2221 Olympic Boulevard, Walnut Creek, California 94595.

(c) Good Standing.  Each Borrower has made all filings and is in good standing in the State of California and in each other jurisdiction in which the character of the property it owns or the nature of the business it transacts makes such filings necessary or where the failure to make such filings could have a materially adverse effect on the business, operations, assets or condition (financial or otherwise) of such Borrower.

(d) Non-Foreign Status.  Borrower, or if Borrower is a disregarded entity as defined in Treasury Regulation §1.1445-2(b)(2)(iii), the owner of the disregarded entity, is not a “disregarded entity”, “foreign corporation”, “foreign partnership”, “foreign trust”, or “foreign estate”, as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder.  Borrower’s or such owner’s U.S. employer identification number is as set forth in the Certification of Non-Foreign Status.

5.3 Authorization of Loan Documents.

(a) Authorization.  The execution, delivery and performance of the Loan Documents by Borrower are within Borrower’s powers and have been duly authorized by all necessary action by Borrower.

(b) No Conflict.  The execution, delivery and performance of the Loan Documents by Borrower will not violate (i) Borrower’s articles of organization and operating agreement; (ii) any legal requirement affecting Borrower or any of its properties; or (iii) any agreement to which Borrower is bound or to which it is a party and will not result in or require the creation (except as provided in or contemplated by this Agreement) of any lien upon any of such properties.

(c) Governmental and Private Approvals.  All governmental or regulatory orders, consents, permits, authorizations and approvals required for the construction, use, occupancy and operation of the Improvements have been or will be obtained and are or will be in full force and effect.  No additional governmental or regulatory actions, filings or registrations with respect to the Improvements, and no approvals, authorizations or consents of any trustee or holder of any indebtedness or obligation of Borrower are required for the due execution, delivery and performance by Borrower of the Loan Documents.

(d) Binding Obligations.  This Agreement and the other Loan Documents have been duly executed by Borrower, and are legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

5.4 No Material Defaults.  There exists no material violation of or material default by Borrower and, to the best knowledge of Borrower, no event has occurred which, upon the giving of notice or the passage of time, or both, would constitute a material default with respect to (a) the terms of any instrument evidencing or securing any indebtedness of Borrower, (b) any lease or other agreement affecting the Project, (c) any license, permit, statute, ordinance, law, judgment, order,  writ, injunction, decree, rule or regulation of any Governmental Authority, or any determination or award of any arbitrator to which Borrower or the Project may be bound, or (d) any mortgage, instrument, agreement or document by which Borrower, or any of its properties is bound.

5.5 No Material Adverse Change.  No Material Adverse Change has occurred.

5.6 Litigation; Adverse Facts.  There is no action, suit, investigation, proceeding or arbitration (whether or not purportedly on behalf of the Borrower) at law or in equity or before or by any foreign or domestic court or other governmental entity (a “Legal Action”), pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its assets which could reasonably be expected to result in any Material Adverse Change in the business, operations, assets (including the Project) or condition (financial or otherwise) of Borrower or would materially and adversely affect Borrower’s ability to perform its obligations under the Loan Documents.  There is no basis known to Borrower for any such action, suit or proceeding.  Borrower is not (a) in violation of any applicable law which violation materially and adversely affects or may materially and adversely affect the business, operations, assets (including the Project) or condition (financial or otherwise) of Borrower, (b) subject to, or in default with respect to any other legal requirement that would have a materially adverse effect on the business, operations, assets (including the Project) or condition (financial or otherwise) of Borrower, or (c) in default with respect to any agreement to which Borrower is a party or to which it is bound, which default materially and adversely affects or may materially and adversely affect the business, operations, assets or condition (financial or otherwise) of Borrower or the Project.  There is no Legal Action pending or, to the knowledge of Borrower, threatened against or affecting Borrower questioning the validity or the enforceability of this Agreement or any of the other Loan Documents.

5.7 Title to Properties; Liens.  Borrower has good, sufficient and legal title to all properties and assets reflected in its most recent balance sheet delivered to Lender, except for assets disposed of in the ordinary course of business since the date of such balance sheet.  Borrower is the sole owner of, and has good and marketable title to the fee interest in the Premises, the Improvements, and all other real property described in the Deed of Trust, free from any adverse lien, security interest or encumbrance of any kind whatsoever, excepting only (a) liens and encumbrances shown on the Preliminary Title Report, (b) liens and security interests in favor of Lender, and (c) other matters which have been approved in writing by Lender.

5.8 Disclosure.  There is no fact known to Borrower that materially and adversely affects the business, operations, assets or condition (financial or otherwise) of Borrower which has not been disclosed in this Agreement or in other documents, certificates and written statements furnished to Lender in connection herewith.

5.9 Payment of Taxes.  All tax returns, extension filings, and reports of Borrower required to be filed by Borrower have been timely filed, and all taxes, assessments, fees and other governmental charges upon Borrower and upon its properties, assets, income and franchises which are due and payable have been paid when due and payable.  Borrower knows of no proposed tax assessment against it that would be material to the condition (financial or otherwise) of Borrower, and Borrower has not contracted with any government entity in connection with such taxes.

5.10 Securities Activities.  Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (as defined within Regulations G, T and U of the Board of Governors of the Federal Reserve System), and not more than twenty-five percent (25%) of the value of Borrower’s assets consists of such margin stock.  No part of the Loan will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X of said Board of Governors.  No portion of the Loan shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by any affiliate of Lender during the underwriting period and for thirty (30) days thereafter.

5.11 Government Regulations.  Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed.

5.12 Rights to Project Agreements, Permits and Licenses.  Borrower is the true owner of all rights in and to all existing agreements, permits and licenses relating to the Project, and will be the true owner of all rights in and to all future agreements, permits and licenses relating to the Project.  Borrower’s interest in all such agreements, permits and licenses is not subject to any present claim (other than under the Loan Documents or as otherwise approved by Lender in its discretion), set-off or deduction other than in the ordinary course of business.

5.13 Utilities and Access.  Telephone services, electric power, storm sewers, sanitary sewer, potable water facilities and all other utilities and services necessary for the construction, use, operation and maintenance of the Improvements are available to the Premises, are adequate to serve such improvements, and are not subject to any conditions limiting the use of such utilities, other than normal charges to the utility supplier.  All streets and easements necessary for the operation and maintenance of the Improvements are available to the boundaries of the Premises.

5.14 Compliance with Laws.  The Improvements and the Premises, and the uses to which the Improvements and the Premises are and will be put, comply fully with such applicable laws and restrictive covenants.

5.15 Financial Condition.  The financial statements and all financial data previously delivered to Lender in connection with the Loan and/or relating to Borrower and Guarantor are true, correct and complete in all material respects. Such financial statements comply with the requirements of Section 6.12 and fairly present the financial position of the parties who are the subject thereof as of the date thereof.  No Material Adverse Change has occurred in such financial position and, except for this Loan, no borrowings have been made by Borrower since the date thereof.

5.16 Personal Property.  Borrower is now and shall continue to be the sole owner of the Collateral free from any adverse lien, security interest or adverse claim of any kind whatsoever, except for liens or security interests in favor of Lender.

5.17 No Condemnation.  No condemnation proceedings or moratorium is pending or, to Borrower’s knowledge, threatened against the Project or the Premises (or any portion thereof) which would impair the use, occupancy or full operation of the Project in any manner whatsoever.

5.18 Other Loan Documents.  Each of the representations and warranties of Borrower contained in any of the other Loan Documents is true and correct in all material respects.  All of such representations and warranties are incorporated herein for the benefit of Lender.

5.19 Transfer of Assets.  Except as otherwise disclosed to Lender in writing, no assets belonging to Borrower or Guarantor (whether or not disclosed in a financial statement or loan application to Lender) have been transferred into an asset protection trust or an irrevocable trust within two (2) years prior to the date of this Agreement.

5.20 Declarant Rights.  During the term of the Loan, ZRV is and will be the only Declarant under, and the sole holder of all of the rights of the Declarant (including but not limited to any special declarant rights) created by the Condominium Declaration.

6. COVENANTS OF BORROWER

6.1 Consideration.  As an inducement to Lender to execute this Agreement and to make each disbursement of the Loan, Borrower hereby covenants as set forth in this Article 6, which covenants shall remain in effect so long as the Note shall remain unpaid.

6.2 No Encumbrances.  Borrower will not permit any lien, levy, attachment or restraint to be made or filed against the Project, or any portion thereof, or permit any receiver, trustee or assignee for the benefit of creditors to be appointed to take possession of the Project or any portion thereof, except for lien claims filed or asserted against the Premises or the Project and concerning which Borrower is in full compliance with the provisions of Section 6.10 below.  Borrower will not encumber the Project or any portion thereof or any personal property owned by it and used in connection with the use, occupancy or operation of the Project in any way, including the Collateral, without the prior written consent of the Lender.

6.3 Compliance with Laws.  Borrower will comply and, to the extent it is able, will require others to comply with all laws and requirements of all Governmental Authorities having jurisdiction over the Premises or construction of the Improvements and will furnish Lender with reports of any official searches for violation of any requirements established by such Governmental Authorities.  Borrower will comply and, to the extent it is able, will require others to comply with applicable CC&Rs and all restrictive covenants and all obligations created by private contracts and leases which affect ownership, construction, equipping, fixturing, use or operation of the Project.  The Improvements, when completed, shall comply with all applicable building, zoning and use laws, requirements, regulations and ordinances and will not violate any restrictions of record against the Premises or the terms of any lease of all or any portion of the Premises.

6.4 Lender Inspections.  Throughout the term of the Loan and during normal business hours, Borrower will permit Lender and Lender’s representatives, inspectors and consultants to enter upon the Premises, to inspect the Improvements and materials to be used therein, to audit, examine and copy all contracts, records (including, but not limited to, financial and accounting records pertaining to the Loan or the Project), plans and shop drawings which are kept at the construction site or at Borrower’s offices, and to discuss the affairs, finances and accounts of Borrower with representatives of Borrower.  Borrower will cooperate with and shall cause the General Contractor, Construction Contractors and Subcontractors to cooperate with any such representatives, inspectors or consultants retained by Lender pursuant to Section 8.9 to enable them to perform their functions under this Agreement.  Borrower will have the General Contractor maintain and make available for inspection by Lender or its representatives on demand, daily log sheets covering the period since the immediately preceding inspection, which log sheets shall show dates, weather conditions, number of workers, Construction Contractors and Subcontractors on the job and the progress of construction.

6.5 Commence and Continue Construction.

(a) Borrower represents and warrants that construction of the Improvements shall continue with diligence and continuity following the Closing Date, as determined by Lender in its reasonable discretion, in compliance with the Construction Schedule, in order that Substantial Completion of the Improvements shall occur on or before the Completion Date.

(b) Subject to the provisions of Section 6.10, all construction shall be free and clear of defects in and liens or claims for liens for materials supplied or labor or services performed in connection with the Improvements.  The Improvements shall be in substantial conformity with the Plans and Specifications and, except for off-site improvements designated thereon, shall be contained wholly within the lot lines of the Premises and will not encroach on any other real estate, easements, building lines or set-back requirements.

6.6 Ownership of Personal Property.  Borrower will be the sole owner of all Collateral acquired after the date hereof, free from any adverse lien, security interest or adverse claim of any kind whatsoever, except for security interests and liens in favor of the interest of a lessor pursuant to a lease of personal property approved by Lender and the liens and security interests approved by Lender pursuant to Section 6.2 herein.

6.7 Correction of Defects.  Within five (5) days after notice thereof, Borrower will proceed with diligence to correct all defects in the Improvements and any departure from the Plans and Specifications except as approved by Lender or permitted under Section 6.8 below.  The disbursement of any Loan proceeds shall not constitute a waiver of Lender’s right to require compliance with this covenant with respect to any such defect or departure from the Plans and Specifications.

6.8 Changes and Change Orders.

(a) Borrower will not change or in any manner cause or seek a change in any laws, requirements of Governmental Authorities and obligations created by private contracts and leases which now or hereafter may significantly affect the ownership, construction, equipping, fixturing, use or operation of the Project without the prior written consent of Lender.

(b) Any Change Order must be submitted to Lender for review and approval.  Borrower will not, without the prior written approval of Lender, permit the performance of any work pursuant to, or request a disbursement for, any Change Orders which result in a material change in the Plans and Specifications, Construction Schedule, General Contract or any Construction Contract or will increase Project Costs.  Proposed Change Orders requiring Lender’s approval shall be submitted to Lender on a form acceptable to Lender containing such information as to the nature, scope and cost for such change as Lender may require together with a marked copy of the portion of the Plans and Specifications affected by the proposed change.

(c) Notwithstanding the provisions of this Section 6.8, Borrower shall not be required to obtain Lender’s consent to any individual Change Order of $50,000.00 or less, provided the aggregate of all Change Orders does not exceed $100,000.00.

6.9 Changes in Cost of Contracts.  Borrower shall not agree to any increases in the cost or amount of the General Contract or any Construction Contract without Lender’s prior written consent.

6.10 Contesting Liens.

(a) Borrower shall promptly discharge or cause to be discharged any mechanics’ or materialmen’s liens or claims of lien filed or otherwise asserted against the Premises, the Improvements, the Project or any funds due the General Contractor or any Construction Contractor and any proceedings for the enforcement thereof; provided, however, that Borrower shall have the right to contest in good faith and with reasonable diligence the validity of any such liens or claims upon furnishing to the Title Company such security or indemnity as the latter may require to induce it to issue its Title Insurance Policy or an interim endorsement thereto insuring against all such claims or liens and, provided further, that Lender will not be required to make any further disbursements of the Loan until all such mechanics’ or materialmen’s liens or claims of lien shown on the title insurance commitment or any interim endorsement have been so insured against by the Title Company to Lender’s satisfaction.

(b) If (i) Borrower fails either to promptly discharge  or contest liens or claims of lien and provide the security or indemnity in the manner provided in Section 6.10(a) or (ii) after having complied with the provisions of Section 6.10(a) there is an adverse conclusion to any such contest and Borrower does not cause any final judgment or decree to be immediately satisfied and the lien to be discharged, then Lender may, but shall not be required to, procure the release and discharge of any such lien and any judgment or decree thereon, and in furtherance thereof may, in its sole discretion, effect any settlement or compromise or furnish any security or indemnity as may be required by the Title Company.  All amounts expended by Lender in connection with the provisions of this Section 6.10(b) shall be deemed to constitute a disbursement of the Loan.  In settling, compromising or arranging for the discharge of any liens under this Section 6.10(b), Lender shall not be required to establish or confirm the validity or amount of the lien.

6.11 Compliance with Loan Documents.  Borrower will comply with all conditions of this Agreement, whether or not a disbursement of the Loan is requested.  It will comply and, to the extent it is able, will cause compliance by parties thereto, with all other Loan Documents and with the General Contract and the Construction Contracts.

6.12 Financial Statements and Reports.

(a) Upon request from Lender, but not more than once per calendar year, Borrower shall furnish to Lender a copy of the Borrower-prepared financial statements of Borrower for such period, in form and substance reasonably satisfactory to Lender (together with the comparable figures for the previous fiscal year) and shall also provide Lender with such other information respecting the condition of Borrower and the Project as Lender may from time to time reasonably request.

(b) As soon as available, and in any event within thirty (30) days of the date filed (including any extensions thereof) with the Internal Revenue Service, Borrower shall furnish to Lender complete copies of the annual federal income tax returns of Borrower, together with all schedules and K-1s attached thereto.

(c) Upon request from Lender, but not more than once per calendar year, Borrower shall furnish or cause to be furnished to Lender a copy of the certified public accountant (audited) financial statements of Guarantor, in form and substance reasonably satisfactory to Lender and shall also provide Lender with such other information respecting the condition of Guarantor as Lender may from time to time reasonably request.

(d) Within thirty (30) days after the end of each calendar quarter, Borrower shall furnish or cause to be furnished to Lender a detailed liquidity summary (with respect to Borrower and Guarantor) and verification for such period, in form and substance satisfactory to Lender, including bank and/or brokerage account statements to document compliance with the Liquidity covenant set forth in this Agreement.

(e) As soon as available, and in any event within fifteen (15) days of the end of each calendar month, Borrower shall furnish to Lender marketing and sales reports, including an operating statement for the Project (which shall include a profit and loss statement) covering the prior calendar month and a schedule of Closed Units, Presold Units and Units remaining in inventory, certified as true and correct by an Authorized Representative of Borrower.

All financial statements shall be in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved and, in the case of audited, compiled, or reviewed statements, with generally accepted auditing standards.  All financial statements required pursuant hereto shall be certified to by the duly authorized officer of the subject of such statements.  If the statement is audited, compiled, or reviewed by a certified public accountant, such statement shall be certified as having been audited, compiled, or reviewed by a certified public accountant satisfactory to Lender.  To the extent required by Lender, together with such financial statements, Borrower will deliver to Lender: Borrower’s certificate, certified by an authorized officer thereof, stating that there exists no Event of Default and no act or event which with notice and/or lapse of time would become an Event of Default or, if any such condition exists, specifying the nature and period of existence thereof and what action Borrower proposes to take with respect thereto.

6.13 Representations and Warranties.  Until repayment of the Note and all other obligations secured by the Deed of Trust, the representations and warranties of Article 5 shall remain true and complete in all material respects.

6.14 Trade Names.  Borrower shall immediately notify Lender in writing of any change in the legal, trade or fictitious business names  used by Borrower and shall, upon Lender’s request, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

6.15 Further Assurances.  Borrower shall authorize, execute, and deliver from time to time, promptly after any request therefor by Lender, any and all instruments, agreements and documents and shall take such other action as may be necessary or desirable in the opinion of Lender to maintain, perfect or insure Lender’s security provided for herein and in the other Loan Documents, including, without limitation, the authorization of UCC-1 renewal statements, the execution of such amendments to the Deed of Trust and the other Loan Documents and the delivery of such endorsements to the Title Insurance Policy, all as Lender shall reasonably require, and Borrower shall pay all fees and expenses (including reasonable attorneys’ fees) related thereto.  Promptly upon the request of Lender, Borrower shall execute and deliver a Certification of Non-Foreign Status.

6.16 Notice of Litigation.  Promptly following Borrower’s receipt of notice of the following, Borrower will give, or cause to be given, prompt written notice to Lender of (a) any action or proceeding which is instituted by or against it in any Federal or state court or before any commission or other regulatory body, Federal, state or local, foreign or domestic, or any such proceedings which are threatened against it which, if adversely determined, could have a material and adverse effect upon its business, operations, properties, assets, management, ownership or condition (financial or otherwise), (b) any other action, event or condition of any nature which may have a material and adverse effect upon its business, operations, management, assets, properties, ownership or condition (financial or otherwise), or which, with notice or lapse of time or both, would constitute an Event of Default or a default under any other contract, instrument or agreement to which it is a party or to which it or any of its properties or assets may be bound or subject, and (c) any actions, proceedings or notices adversely affecting the Project or Lender’s interest therein by any zoning, building or other municipal officers, offices or departments having jurisdiction with respect to the Project.

6.17 Tenant Leases; SNDA’S.

(a) Approval of Tenant Leases.  All Tenant Leases executed after the date hereof, unless otherwise approved by Lender in writing, shall be in the Standard Lease Form.  Lender shall have the right to approve or disapprove, in Lender’s sole discretion, each Tenant Lease executed after the date hereof (and the Tenant thereunder).  Lender shall approve or disapprove any Tenant Lease requiring Lender’s approval within ten (10) Business Days of receipt by Lender of the lease and all other information reasonably deemed necessary by Lender in connection with its approval of the lease.  If Lender fails to approve or disapprove any lease within such ten (10) Business Day period, the lease shall be deemed approved.  Borrower shall, within ten (10) days after a request therefor, deliver to Lender an estoppel certificate, in form and substance satisfactory to Lender, from such tenant or tenants as Lender shall specify.  Within ten (10) days after the execution thereof, Borrower shall deliver to Lender copies of all leases deemed approved by Lender pursuant to the provisions of this Section 6.17.  Any amendment to any Approved Tenant Lease which include changes in the Tenant Lease which are adverse to the Landlord thereunder, shall be submitted to Lender prior to the execution thereof.  The provisions of this Section 6.17 with regard to the time on which Lender must approve or disapprove any Tenant Lease shall govern the approval or disapproval of any such amendment.

(b) SNDA’s.  If required by Lender, within thirty (30) days after the execution thereof, Borrower shall deliver to Lender Subordination, Non-Disturbance, and Attornment Agreements, in form and substance satisfactory to Lender, signed by each Tenant who executes a Tenant Lease after the date hereof.

(c) Units.  Borrower shall not enter into any lease for a Unit without the prior written consent of Lender, which Lender may grant or withhold in its sole and absolute discretion. For the avoidance of doubt, this subsection (c) shall not apply to any Closed Unit.

6.18 Amendments to Formation Documents.  Borrower shall not allow any amendments to be made in the terms of the Borrower’s Articles of Organization or Borrower’s Operating Agreement without Lender’s prior written consent, which consent shall not be unreasonably withheld or delayed.

6.19 Insurance Requirements.  At all times throughout the Loan term, including the Construction Period, Borrower shall, at its sole cost and expense, maintain insurance, and shall pay, as the same becomes due and payable, all premiums in respect thereto, including, but not necessarily limited to:

(a) Property.  Insurance against loss or damage by fire, lightning and other perils, on an all risk basis, such coverage to be in an amount not less than the full insurable value of the Improvements on a replacement cost basis.  During the Construction Period, such policy shall be written in the so-called “Builder’s Risk Completed Value Non-Reporting Form”, on an all-risk basis, with no co-insurance requirement, and shall contain a provision granting the insured permission to complete and/or occupy.

(b) Liability.  Insurance protecting the Borrower and Lender against loss or losses from liability imposed by law or assumed in any written contract and arising from personal injury, including bodily injury or death, or a limit of liability of not less than $1,000,000.00 combined single limit for personal injury and property damage, $2,000,000.00 aggregate, and an umbrella excess liability policy in an amount not less than $5,000,000.00 protecting Borrower and Lender against any loss or liability or damage for personal injury, including bodily injury or death, or property damage.  Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations.

(c) Business Interruption.  Business interruption insurance (extra expense/loss of income insurance) in an amount sufficient to cover any loss of income from the Project in an amount of not less than actual income loss for a period of twelve (12) months.  This coverage shall be in effect from the date of Substantial Completion of the Project.

(d) Flood.  If the Premises, or any part thereof, lies within a “special flood hazard area” as designated on maps prepared by the U.S. Department of Housing and Urban Development, a National Flood Insurance Association standard flood insurance policy, plus insurance from a private insurance carrier if necessary, for the duration of the Loan in the amount of the full insurable value of the Improvements.

(e) Contractor.  The General Contractor shall be required to carry liability insurance of the type and providing the minimum limits set forth below:

(i) Workman’s compensation insurance, disability benefits insurance and each other form of insurance which the General Contractor is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the General Contractor who are located on or assigned to the Project.

(ii) Comprehensive general liability insurance on an occurrence basis providing coverage for:

         Premises and Operations
         Products and Completed Operations
         Blanket Contractual Liability
         Personal Injury Liability
         Broad Form Property Damage
     (including completed operations)
         Explosion Hazard
         Collapse Hazard
         Underground Property Damage Hazard

Such policy shall have a limit of liability of not less than $1,000,000.00 (combined single limit for personal injury, including bodily injury or death, and property damage).

(iii) Business auto liability including all owned, non-owned and hired autos with a limit of liability of not less than $1,000,000.00 (combined single limit for personal injury, including bodily injury or death, and property damage).

(iv) Excess “umbrella” liability providing liability insurance in excess of the coverages in (i), (ii) and (iii) above with a limit of not less than $5,000,000.00.

(f) Architect.  During the Loan term, and if requested by Lender, the architect shall be required to provide architect’s or engineer’s professional liability insurance with a limit of liability of not less than $1,000,000.00, or such other amount as may be acceptable to Lender.

(g) Engineer.  During the Loan term, and if requested by Lender, the soils engineer or environmental contractor shall be required to provide engineer’s professional liability insurance with a limit of liability of not less than $1,000,000.00 or such other amount as may be acceptable to Lender.

(h) Other.  All insurance policies shall (i) be issued by an insurance company having a rating of “A-VII” or better by A.M. Best Co., in Best’s Rating Guide, (ii) name Lender as an additional insured on all liability insurance and as mortgagee and loss payee on all casualty insurance, (iii) provide that Lender is to receive thirty (30) days written notice prior to non-renewal or cancellation, (iv) be evidenced by a certificate of insurance to be held by Lender, and (v) be in form and amounts acceptable to Lender.

(i) Evidence.  All such policies of insurance, or certificates of insurance evidencing that such insurance is in full force and effect, shall be delivered to Lender on or before the Closing Date (together with proof of the payment of the premiums thereof).  At least thirty (30) days prior to the expiration of each such policy, Borrower shall furnish Lender evidence that such policy has been renewed or replaced in the form of a certificate reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance hereof of the types and in the amounts required.

6.20 Maintenance of Existence.  Borrower shall maintain and preserve its existence and all rights and franchises material to its business.

6.21 Construction Materials.  Borrower will not use, and will not permit the use of, any Hazardous Material (as defined in the Environmental Indemnity) in the construction of the Improvements.

6.22 Appraisals.  If deemed reasonably necessary by Lender or if required by law, Lender shall have the right to order Appraisals of the Project from time to time from an appraiser selected by Lender, which Appraisals shall comply with all federal and state standards for Appraisals and otherwise shall be satisfactory to Lender in all respects.  Borrower agrees to pay the cost and expense for all Appraisals and reviews thereof ordered by Lender pursuant to this paragraph.

6.23 Loan-To-Value and Loan-To-Cost.  At all times during the term of the Loan, the sum of (A) the outstanding principal balance of the Loan and (B) the committed but undisbursed amount of the Loan shall not exceed the lesser of (i) sixty percent (60%) of the value of the Project, determined on an “as-is” basis, or (ii) sixty-five percent (65%) of Borrower’s total costs of the Project, each as determined by Lender in its sole discretion.  If for any reason the loan-to-value ratio or loan-to-cost ratio exceeds the foregoing applicable percentage, then Borrower shall, within ten (10) days after Lender’s demand, reduce the unpaid principal balance of the Loan to reduce the loan-to-value ratio or loan-to-cost ratio to at or below the applicable percentage with a corresponding reduction in the Loan Amount.

6.24 Verification of Costs.  At Lender’s request, Borrower agrees to provide Lender with copies of all contracts, subcontracts and other agreements relating to the Project so that Lender can verify all costs set forth in the Budget, which contracts, subcontracts and other agreements shall be subject to Lender’s review and approval.  Based on its review and verification of costs set forth in the Budget, Lender shall have the right to reduce the dollar amount of any line items in the Budget or reallocate between line items in the Budget.

6.25 Stop Notices.

(a) General.  Borrower shall not cause or permit any “stop notice” or similar notice to be filed or served on Lender with respect to the Property.  Borrower shall defend, indemnify and hold Lender and its officers, directors, agents and employees harmless from and against all claims, damages, loss, liability, costs and expenses (including reasonable attorneys’ fees and internal costs) arising from or relating to any such stop notice, the compliance therewith and the defense thereof.  Lender may require Borrower to provide a release bond for any stop notice, which bond shall be subject to Lender’s review and approval and/or may take such action with respect to any stop notice as Lender may deem appropriate in Lender’s sole and absolute discretion and Lender may withhold such amounts from disbursement in connection with the Loan as Lender may elect in Lender’s sole and absolute discretion, and whether or not Lender is obligated to withhold funds pursuant to applicable law or any demands made in connection with any stop notice.

(b) Notices.  Borrower irrevocably appoints Lender as its attorney-in-fact, coupled with an interest and with full power of substitution, to file for record, at the Borrower’s cost and expense and in Borrower’s name, any notices of completion, notices of cessation of labor, or any other notices that Lender considers necessary or desirable to protect its security.

(c) Construction Contracts.  At Lender’s request, Lender may require that construction of any site improvements be set forth in a separate construction contract and not included in any other construction contract for non-site improvements.

(d) Demand.  At any time, Lender shall be entitled to make written demand on any lien claimant relating to the Property, demanding that any such lien claimant serve a stop notice within thirty (30) days after such written demand by Lender.

(e) Loan Balancing.  With respect to any Loan “balancing” set forth herein or in the Loan Documents, any Loan funds which are subject to any stop notice or which Lender has determined to withhold such funds from disbursement shall be excluded from any calculation of available Loan funds under the Loan.

6.26 Prompt Payment Requirements.

(a) Lender Not Responsible.  Lender shall at all times retain the right to approve or disapprove Advances in accordance with this Agreement regardless of Borrower’s obligations to the General Contractor or any Construction Contractor. In no event will Lender have any liability or obligation to Borrower or any other Person to approve Advances or make Advances within any time periods required pursuant to the General Contract or any Construction Contract, nor will Lender have any liability or obligation for costs, fees, expenses, or damages of any nature incurred by Borrower by reason of any failure to comply with the General Contract or any Construction Contract.  Without limiting the generality of the foregoing, Borrower acknowledges, represents and warrants to Lender that (a) Borrower has taken into consideration the period of time within which Lender has to approve Requests for Advances (the “Lender’s Review Period”), (b) Borrower has taken into consideration the period of time within which Lender has to make Advances once the conditions precedent to Advances have been satisfied (“Lender’s Disbursement Period”), and (c) to the extent that Lender’s Review Period or Lender’s Disbursement Period may extend beyond any period of time required pursuant to the General Contract or any Construction Contract within which Borrower may either approve and certify any billing or estimate (or within which any billing or estimate may be deemed approved) or make payments to the General Contractor or any Construction Contractor, then Borrower has complied with the provisions of the General Contract or any Construction Contract extending the billing cycle, payment provisions or approval periods in order to conform such periods to Lender’s Review Period and Lender’s Disbursement Period.

(b) Required Retention.  Borrower represents and warrants that the General Contract and each Construction Contract provides for the right of the Borrower to withhold retention from requested payments under such contracts in an amount at least equal to the Retainage pursuant to this Agreement.  Borrower represents and warrants that Borrower has required the General Contractor and each Construction Contractor to include in all Subcontracts a retention requirement that is at least equal to the amount of the Retainage pursuant to this Agreement.

(c) Indemnification.  Borrower agrees to defend, indemnify and hold Lender and Lender’s agents, employees, representatives, directors, officers, successors and assigns for, from and against any and all claims, damages, loss, liability, judgments, reasonable costs and expenses arising from or related to the breach or violation by Borrower, the General Contractor or any Construction Contractor of the General Contract or any Construction Contract, the failure by Borrower, the General Contractor or any Construction Contractor to pay any Person as and when required, and/or any suspension or termination by General Contractor, Construction Contractor or any Subcontractor of the applicable General Contract, Construction Contract or Subcontract regardless of whether caused in whole or in part by any Person indemnified hereunder.  This indemnity will survive the payment and performance of the Loan.

6.27 Financing Statements.  By executing this Agreement, Borrower authorizes Lender to file any and all Uniform Commercial Code financing statements in the appropriate jurisdiction(s) as may be required to perfect the security interests of Lender in and to all personal property collateral securing the Loan as contemplated by this Agreement and the Loan Documents.

6.28 Transfers.  Neither Borrower nor Guarantor shall participate in or permit a Transfer, other than the Permitted Exceptions, without the prior written consent of Lender. Neither Borrower nor Guarantor will transfer any assets into an asset protection trust or an irrevocable trust while any indebtedness is owing to Lender, without Lender’s prior written consent.

6.29 Financial Covenant - Liquidity.  Commencing on September 30, 2016, and continuing through and including the Maturity date, Borrower and Guarantor, on an aggregate basis, shall maintain Liquidity in an amount not less than $5,000,000.00, which covenant shall be tested by Lender at the end of each calendar quarter based upon the financial information delivered to Lender pursuant to Section 6.12(d).

6.30 [Intentionally Deleted].

6.31 [Intentionally Deleted].

6.32 Continuity of Operations.  Borrower shall not, directly or indirectly, engage in any business other than the form(s) of business in which it is engaged on the date of this Agreement, or discontinue any of its existing forms of business or substantially alter its method of doing business.

6.33 Errors and Omissions.  Borrower hereby covenants and agrees that it shall within ten (10) days of a request by Lender, comply with any request by Lender to correct documentation errors, omissions or oversights, if any, that occur in any documentation relating to this Loan.

6.34 Declarant Rights.  At all times during the term of the Loan, ZRV will be the only Declarant under, and the sole holder of all of the rights of the Declarant (including but not limited to any special declarant rights) created by the Condominium Declaration.

6.35 Maps.  Prior to recording any final map, plat, parcel map, lot line adjustment or other subdivision map of any kind covering any portion of the Premises (collectively, “Map”), Borrower shall submit such Map to Lender for Lender’s review and approval.  Within ten (10) Business Days after Lender’s receipt of such Map, Lender shall provide Borrower written notice if Lender disapproves of said Map.  Lender shall be deemed to have approved the Map if such notice is not provided to Borrower.  Within five (5) Business Days after Lender’s request, Borrower shall execute, acknowledge and deliver to Lender such amendments to the Loan Documents as Lender may require to reflect the change in the legal description of the Premises resulting from the recordation of any Map.  In connection with and promptly after the recordation of any amendment or other modification to the Deed of Trust recorded in connection with such amendments, Borrower shall deliver to Lender, at Borrower’s sole expense, a title endorsement to the Title Insurance Policy in form and substance satisfactory to Lender insuring the continued first priority lien of the Deed of Trust.

6.36 Condominium Documents.  Borrower shall diligently pursue the preparation, submittal and approval of the Condominium Documents and keep Lender informed as to all aspects of the preparation, submittal and approval of the Condominium Documents.  Prior to entering into or recording any Condominium Documents, Borrower shall submit such Condominium Documents to Lender for Lender’s review and approval.  Within ten (10) Business Days after Lender’s receipt of such Condominium Documents, Lender shall provide Borrower written notice if Lender disapproves of said Condominium Documents.  Within five (5) Business Days after Lender’s request, Borrower shall execute, acknowledge and deliver to Lender such amendments to the Loan Documents as Lender may require to reflect the change in the legal description of the Premises resulting from the recordation of Condominium Documents, if applicable.  In connection with and promptly after the recordation of any Condominium Documents, Borrower shall deliver to Lender, for the benefit of Lender, at Borrower’s sole expense, a title endorsement to the Title Insurance Policy in form and substance satisfactory to Lender insuring the continued first priority lien of the Deed of Trust.  Subject to the execution and delivery by Borrower of any documents required under this Section 6.36, Lender shall, if required by applicable law, sign any Condominium Documents approved by Lender pursuant to this Section.  Without limiting the foregoing, Lender shall not have any obligation to approve any Condominium Documents unless each of the following requirements is satisfied:

(a) Condominium Document Approvals.  Lender shall have received evidence satisfactory to Lender on or before the Closing Date that the Condominium Documents have been approved by each applicable Governmental Authority from whom approval is required.

(b) Nature of Interest.  Lender shall have determined that all Units shall be sold upon a fee simple basis with no obligatory lease of any type or any club membership associated in any manner whatsoever with the condominium regime and the common areas and elements.

(c) No Timeshare.  Lender shall have determined that no “time-share property”, as said term is defined in the California Business and Professions Code Section 11210 et seq. or other applicable statutes, shall be permitted on the Project.

(d) Other Deliveries.  Lender shall have received all of the following items, all in form and substance satisfactory to Lender in all respects:

(i) A complete set of Condominium Documents in form and content satisfactory to Lender, which Condominium Documents shall have been filed with the California Bureau of Real Estate, the United States Department of Housing and Urban Development and with every other Governmental Authority with whom the Condominium Documents are required to be filed in connection with the construction of the Improvements and the marketing and sale of Units; and

(ii) The items required pursuant to Section 6.43 below.

(e) Borrower shall pay all costs and expenses of Lender, including, without limitation, Lender’s counsel fees in connection with the satisfaction of the foregoing conditions.

6.37 Actions After Creation of Condominium.  With respect to the Project and Improvements the following shall be applicable:

(a) Payment of Expenses.  Borrower shall pay all common expense assessments and all other assessments as required by the Condominium Documents, or any resolutions adopted pursuant thereto, with respect to unsold Units and/or parking spaces and shall promptly upon demand exhibit to Lender evidence of all such payments.

(b) Rights of Lender.  Upon the occurrence of any Event of Default and subject to the Assignment of Condominium Documents, Lender shall have all the rights and privileges which the owner of a Unit has by virtue of the Condominium Statute and the Condominium Documents as though Lender were in fact a Unit owner, including, without limiting the generality of the foregoing, all voting rights accruing to Borrower under the terms of the Condominium Documents, it being understood that upon an Event of Default Lender may vote in the place and stead of Borrower.  Lender may exercise any and all of said rights hereinabove referred to, and Borrower hereby nominates and appoints Lender as Borrower’s irrevocable proxy to vote and, as Borrower’s agent, to act with respect to all of such rights.  Written notice of default from Lender to the condominium association shall be deemed conclusive as to the existence of such default and as to Lender’s rights and privileges under this paragraph, including all voting rights accruing to Borrower under the terms of the Condominium Documents and the Condominium Statute.  The provisions of this paragraph shall in no event render Lender liable for any common charges or assessments required by the Condominium Documents, or any resolution adopted pursuant to the Condominium Statute, nor shall they cause, in and of themselves, Lender to be deemed a declarant.

(c) Voting, Amendments, Etc.  Borrower shall not, except after notice to Lender and with the prior written consent of Lender in Lender’s sole and absolute discretion: (i) vote for or consent or agree to any modification of, amendment to or relaxation in the enforcement of any provision of the Condominium Documents; (ii) in the event of damage to or destruction of the Improvements, vote in opposition to a motion to repair, restore, or rebuild all or any portion of the Improvements; (iii) in each and every case in which the unanimous consent or the unanimous vote of owners of Units is required under the provisions of the Condominium Statute or the Condominium Documents, to vote or give such consent; (iv) partition or subdivide any Unit; (v) consent to the termination of the Condominium, except for abandonment or termination provided by law in the case of substantial destruction by fire or other casualty or in the case of taking by condemnation or eminent domain; (vi) consent or agree to any amendment to the Condominium Documents or other documents of the Condominium; (vii) consent to the effectuation of any decision by the condominium association to terminate professional management and assume self-management of the Condominium; (viii) exercise any development right reserved in the Condominium Documents; (ix) exercise any special declarant rights to make the Condominium subject to a master association or merge or consolidate the Condominium with any other condominium; or (x) vote for or consent or agree to any rental or timeshare program with respect to the Condominium.

(d) Compliance With Documents.  Borrower shall observe, keep and perform in all material respects each and every requirement, condition, covenant, agreement and provisions under the Condominium Statute, the Condominium Documents, by-laws of the condominium association and rules of the Condominium and on the part of Borrower to be observed, kept and performed.  Borrower shall promptly deliver to Lender a copy of each and every notice of default received by Borrower with respect to any obligation of Borrower under the provisions of the Condominium Statute, the Condominium Documents, the by-laws or the rules of the condominium association.  Borrower shall cure any actual default within a period of thirty (30) days after notice thereof from the condominium association or Lender.  In the event Borrower fails to cure such a default in the time period provided, Lender may from time to time at its option but without any obligation to do so, cure remedy any such default of Borrower.

(e) Condominium Documents.  Borrower shall not record, modify, amend, or otherwise change (including, without limitation, any change that would permit any purchaser to cancel any Qualified Sales Contract) in any manner the Condominium Documents without the prior written consent of Lender.  Borrower covenants and agrees that it shall comply with, to the extent applicable to the Condominium Premises and Improvements, (i) all requirements of the Condominium Statute, (ii) all regulations promulgated from time to time by the State of California, pursuant thereto, including without limitation, the filing requirements for the Condominium Documents, and Borrower’s obligations as developer of the condominium project, and (iii) all requirements and requests of the California Bureau of Real Estate in connection with the filing of the Condominium Declaration and the United States Department of Housing and Urban Development.  Borrower shall pay in respect of any Units on or before the expiration of any applicable grace or cure period all common expenses, charges and assessments, special or general, and other items for the payment of which Borrower is or may hereafter be responsible under the terms of the Condominium Documents.

6.38 Covenants Regarding Sales Contracts.  If any buyer under contract to purchase a Unit fails or refuses to close, or otherwise defaults under, the terms of such contract, the following shall be applicable:

(a) Notice to Lender.  Borrower shall give Lender prompt written notice of such default.

(b) Defaulted Sales Contracts.  If such contract (hereinafter sometimes called a “Defaulted Sales Contract”) was a Qualified Sales Contract at the time of such default, then, simultaneously with the occurrence of such default, such contract shall cease to constitute a Qualified Sales Contract for purposes of the Loan.

(c) Payment of Deposit.  At Lender’s option, upon the expiration of any applicable cure periods under the terms of any Defaulted Sales Contract, Borrower shall promptly cause the Escrow Agent holding the Required Deposit under such Defaulted Sales Contract to pay such Required Deposit (together with any interest earned thereon) to Lender for application toward payment of the indebtedness evidenced by the Loan Documents; provided, however, that the Escrow Agent’s obligation to remit such Required Deposit to Lender shall be conditioned upon (and shall be postponed for such period as may be necessary to achieve) the final resolution of any dispute that may arise between Borrower and such buyer regarding the right to receive the Required Deposit.

6.39 Management of Property.  Without the prior written consent of Lender, Borrower shall not enter into any agreement providing for the management, leasing or operation of the Project or Improvements.

6.40 Other Indebtedness.  Borrower shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Loan.

6.41 Public Report - Milestones.

(a) By no later than September 30, 2016, Borrower shall have delivered to Lender a copy of the conditional “Public Report” as approved and issued by the California Bureau of Real Estate.

(b) By no later than December 31, 2016, Borrower shall have delivered to Lender a copy of the final “Public Report” as approved and issued by the California Bureau of Real Estate. The final Public Report shall comply with applicable laws, rules and regulations, be consistent with the Standard Form Purchase Contract, and otherwise accurately describe the Project, Improvements and Units.

6.42 Unit Sales.  Borrower shall cause two (2) additional Units to become Closed Units, on a cumulative basis, as determined by Lender as of the last day of each calendar month (each, a “Month End”), commencing with the last day of the calendar month during which the CUO Date occurs, and continuing on each Month End thereafter until such time as all the Condominium Units are Closed Units.

6.43 Condominium Documents – Post Closing Requirements. Lender shall have received all of the following items within 90 days following the Closing Date, all in form and substance satisfactory to Lender in all respects:

(a) The duly executed and acknowledged original of the Assignment of Condominium Documents, which Lender will cause to get recorded with the official records of the County;

(b) A duly executed and acknowledged copy of the Condominium Declaration and the final Condominium Plan, each recorded with the official records of the County;

(c) A commitment from the Title Company to issue an endorsement to the Title Insurance Policy insuring the valid creation of the Condominium under the Condominium Documents and the Condominium Statute;  and

(d) A commitment from a title insurance company satisfactory to Lender to issue both owner’s and mortgagee’s title insurance policies with condominium endorsements to purchasers of Units.

Borrower shall pay all costs and expenses of Lender, including, without limitation, Lender’s counsel fees in connection with the satisfaction of the foregoing requirements.

7. EVENTS OF DEFAULT AND REMEDIES

7.1 Events of Default.

(a) The occurrence of any one or more of the following shall constitute an Event of Default under this Agreement:

(i) Failure by Borrower or Guarantor to pay any monetary amount when due under any Loan Document and the expiration of five (5) days after written notice of such failure by Lender to Borrower.

(ii) Failure by Borrower or Guarantor to perform any obligation not involving the payment of money, or to comply with any other term or condition applicable to Borrower or Guarantor under any Loan Document and the expiration of ten (10) days after written notice of such failure by Lender to Borrower.

(iii) Any representation or warranty by Borrower or Guarantor in any Loan Document is materially false, incorrect, or misleading as of the date made.

(iv) The occurrence of any Material Adverse Change.

(v) Borrower or Guarantor (i) is unable or admits in writing Borrower’s or Guarantor’s inability to pay Borrower’s or Guarantor’s respective monetary obligations as they become due, (ii) fails to pay when due any monetary obligation, whether such obligation be direct or contingent, to any person in excess of Ten Thousand Dollars ($10,000), (iii) makes a general assignment for the benefit of creditors, or (iv) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for Borrower or Guarantor or the property of Borrower or Guarantor or any part thereof, or in the absence of such application, consent, or acquiescence a trustee, receiver, or other custodian is appointed for Borrower or Guarantor or the property of Borrower or Guarantor or any part thereof, and such appointment is not discharged within sixty (60) days.

(vi) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Borrower or Guarantor and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof.

(vii) Any litigation or proceeding is commenced before any Governmental Authority against or affecting Borrower or Guarantor or the property of Borrower or Guarantor or any part thereof and such litigation or proceeding is not defended diligently and in good faith by Borrower or Guarantor, as applicable.

(viii) A final judgment or decree for monetary damages or a monetary fine or penalty (not subject to appeal or as to which the time for appeal has expired) is entered against Borrower or Guarantor by any Governmental Authority, which together with the aggregate amount of all other such judgments and decrees against Borrower or Guarantor that remain unpaid or that have not been discharged or stayed, exceeds Five Thousand Dollars ($5,000), is not paid and discharged or stayed within thirty (30) days after the entry thereof.

(ix) Commencement of any action or proceeding which seeks as one of its remedies the dissolution of Borrower or Guarantor.

(x) All or any part of the property of Borrower or Guarantor is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within twenty (20) days of the date thereof.

(xi) The occurrence of any Transfer, unless prior to such Transfer the holder of the Note has delivered to Borrower the written consent of such holder to such Transfer.

(xii) The occurrence of any default under any other Loan Document which continues beyond any applicable notice and cure period.

(xiii) The occurrence of any default under any other credit facilities provided by Lender to Borrower which continues beyond any applicable notice and cure period.

(xiv) If Borrower or its Affiliates, at any time, ceases to manage the Project.

(xv) Inability of Borrower to satisfy any condition for the receipt of a disbursement hereunder, or to resolve the situation to the satisfaction of Lender, for a period in excess of thirty (30) days after written notice from Lender, unless (i) such inability shall have been caused by conditions beyond the control of Borrower, including without limitation, acts of God or the elements, fire, strikes, labor disputes, delays in delivery of material and disruption of shipping; (ii) Borrower shall have made adequate provision acceptable to Lender for the protection of materials stored on-site and for the protection of the Improvements to the extent then constructed against deterioration and against other loss or damage or theft; (iii) Borrower shall furnish to Lender satisfactory evidence that such cessation of construction will not adversely affect or interfere with the rights of Borrower under material contract or subcontracts relating to the construction or operation of the Improvements; and (iv) Borrower shall furnish to Lender satisfactory evidence that the completion of the Improvements can be accomplished by the Completion Date.

(xvi) Commencement of any case under the Bankruptcy Code, Title 11 of the United States Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against General Contractor or the withdrawal of the General Contractor from proceeding with construction of the Project and the failure of Borrower to procure a contract at the same price, or, if at a higher price, to supply the additional funds thereby required with a new general contractor satisfactory to Lender within thirty (30) days from the occurrence of such bankruptcy, insolvency or withdrawal.

(xvii) Failure to deposit with Lender in cash or cash equivalents the amount necessary to put the Loan “in balance” within ten (10) days of Lender’s notice that the Loan is not “in balance” or the failure to deposit within ten (10) days following Lender’s demand, the amount necessary to insure that the unpaid principal balance of the Loan does not exceed the applicable loan-to-value or loan-to-cost ratio set forth in Section 6.23.

(xviii) Borrower shall fail either to obtain a certificate of occupancy for the Project on or before the Completion Date or, within thirty (30) days after the suspension, withdrawal or revocation of any temporary or permanent certificate of occupancy for any of the Improvements, to reinstate such certificate or obtain a permanent certificate in replacement of any suspended, withdrawn or revoked certificate.

7.2 Remedies.

(a) Notwithstanding any provision to the contrary herein or any of the other Loan Documents, upon the happening of any Event of Default under this Agreement: (i) Lender’s obligation to make further disbursements of the Loan shall abate, and (ii) Lender shall, at its option, have the right to declare all outstanding indebtedness to be immediately due and payable without presentment, demand, protest or notice of any kind, and the following additional remedies: Lender’s obligation to make further disbursements to Borrower shall terminate; Lender may, at its option, apply any of Borrower’s funds in its possession to the outstanding indebtedness under the Note whether or not such indebtedness is then due; Lender may exercise any or all rights and remedies available to it under any or all of the Loan Documents; and Lender shall have the right to cause an independent contractor selected by Lender to enter into possession of the Premises and to perform any and all work and labor necessary for the completion of the Project substantially in accordance with the Plans and Specifications and to perform Borrower’s obligations under this Agreement.  All sums expended by Lender for such purposes shall be deemed to have been disbursed to and borrowed by Borrower and shall be secured by the Deed of Trust on the Premises.

(b) Borrower hereby constitutes and appoints Lender, or an independent contractor selected by Lender, as its true and lawful attorney-in-fact with full power of substitution for the purposes of completion of the Project and performance of Borrower’s obligations under this Agreement in the name of the Borrower, and hereby empower said attorney-in-fact to do any or all of the following upon the occurrence of an Event of Default:

(i) to use any of the funds of Borrower, including any balance of the Loan, as applicable, and any funds which may be held by Lender for Borrower, for the purpose of effecting completion of the Improvements in the manner called for by the Plans and Specifications;

(ii) to make such additions, changes and corrections  in the Plans and Specifications as shall be necessary to complete the Improvements in substantially the manner contemplated by the Plans and Specifications;

(iii) to employ any contractors, subcontractors, agents, architects and inspectors required for said purposes;

(iv) to employ attorneys to defend against attempts to interfere with the exercise of power granted hereby;

(v) to pay, settle or compromise all existing bills and claims which are or may be liens against the   Premises, the Improvements or the Project or may be necessary or desirable for the completion of the Improvements or clearance of objections to or encumbrances on title;

(vi) to execute all applications and certificates in the name of Borrower, which may be required by the General Contract, any Construction Contract, any Subcontract or any other construction contract;

(vii) to prosecute and defend all actions or proceedings in connection with the Project and to take such action, require such performance and do any and every other act as is deemed necessary with respect to the completion of the Improvements which Borrower might do on its own behalf;

(viii) to let new or additional contracts with the same contractors or others to the extent not prohibited by their existing contracts;

(ix) to employ watchmen and erect security fences to protect the Project from injury; and

(x) to take such action and require such performance as it deems necessary under any of the bonds or insurance policies to be furnished hereunder, to make settlements and compromises with the sureties or insurers thereunder, and in connection therewith to execute instruments of release and satisfaction.

It is understood and agreed that the foregoing power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked until repayment of the Loan.

8. MISCELLANEOUS

8.1 Assignment.  Borrower shall not assign any of its rights under this Agreement.

8.2 Notices.  All notices, requests, demands and consents to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered mail or certified mail, postage prepaid, return receipt requested, through the United States Postal Service to the addresses shown below or such other address which the parties may provide to one another in accordance herewith.  Such notices, requests, demands and consents, if sent by mail shall be deemed given two (2) Business Days after deposit in the United States mail, and if delivered by hand, shall be deemed given when delivered.

To Lender:	Western Alliance Bank
5335 Kietzke Lane, Suite 200
Reno, Nevada 89511

To Borrower:	Zalanta Resort at the Village, LLC
Zalanta Resort at the Village – Phase II, LLC
2221 Olympic Boulevard
Walnut Creek, California 94595

8.3 Authority to File Notices.  Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to file for record, at the Borrower’s cost and expense and in Borrower’s name, any notices of completion, notices of cessation of labor, or any other notices that Lender considers necessary or desirable to protect its security.

8.4 Inconsistencies with the Loan Documents.  In the event of any inconsistencies between the terms of this Agreement and any terms of any of the Loan Documents, the terms of this Agreement shall govern and prevail.

8.5 No Waiver.  No disbursement of proceeds of the Loan shall constitute a waiver of any conditions to Lender’s obligation to make further disbursements nor, in the event Borrower is unable to satisfy any such conditions, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to constitute a default or Event of Default under this Agreement.

8.6 Lender Approval of Instruments and Parties.  All proceedings taken in accordance with transactions provided for herein; all surveys, appraisals and documents required or contemplated by this Agreement and the persons responsible for the execution and preparation thereof; shall be satisfactory to and subject to approval by Lender.  Lender’s counsel shall be provided with copies of all documents which they may reasonably request in connection with the Agreement.

8.7 Lender Determination of Facts.  Lender shall at all times be free to establish independently, to its satisfaction, the existence or nonexistence of any fact or facts, the existence or nonexistence of which is a condition of this Agreement.

8.8 Incorporation of Preamble, Recitals and Exhibits.  The preamble, recitals and exhibits hereto are hereby incorporated in to this Agreement.

8.9 Third-Party Consultants.  Lender may hire such third-party consultants as it deems necessary, the costs of which shall be paid by Borrower, to provide the following services: (a) review final Plans and Specifications and final construction cost breakdown and the Construction Schedule; (b) conduct compliance inspections with respect to the progress of construction of the Project and approve each element of a request for disbursement relating to construction costs; and (c) perform such other services as may, from time to time, be required by Lender.  This obligation on the part of Borrower shall survive the closing of the Loan and the repayment thereof.  Borrower hereby authorizes Lender, in its discretion, to pay such expenses, charges, costs and fees at any time by a disbursement of the Loan.

8.10 Payment of Expenses.  Borrower shall pay all taxes and assessments and all expenses, charges, costs and fees provided for in this Agreement or relating to the Loan or construction of the Improvements, including, without limitation, any fees incurred for recording or filing any of the Loan Documents, title insurance premiums and charges, tax service contract fees, fees of any consultants, fees and expenses of Lender’s counsel, documentation and processing fees, printing, photostating and duplicating expenses, air freight charges, escrow fees, costs of surveys, premiums of hazard insurance policies and surety bonds and fees for any appraisal and appraisal review, market or feasibility study required by Lender. Borrower hereby authorizes Lender to disburse the proceeds of the Loan to pay such expenses, charges, costs and fees notwithstanding that Borrower may not have requested a disbursement of such amount.  Lender shall make such disbursements notwithstanding the fact that the Loan is not “in balance” or that Borrower is in default under the terms of this Agreement or any other Loan Document.  Such disbursement shall be added to the outstanding principal balance of the Note.  The authorization hereby granted shall be irrevocable, and no further direction or authorization from Borrower shall be necessary for Lender to make such disbursements.  However, the provision of this Section 8.10 shall not prevent Borrower from paying such expense, charges, costs and fees from its own funds.  All such expenses, charges, costs and fees shall be Borrower’s obligation regardless of whether or not Borrower has requested and met the conditions for a disbursement of the Loan.  The obligations on the part of Borrower under this Section 8.10 shall survive the closing of the Loan and the repayment thereof.  Borrower hereby authorizes Lender, in its discretion, to pay such expenses, charges, costs and fees at any time by a disbursement of the Loan.

8.11 Disclaimer by Lender.  Lender shall not be liable to any contractor, subcontractor, supplier, laborer, architect, engineer or any other party for services performed or materials supplied in connection with the Project.  Lender shall not be liable for any debts or claims accruing in favor of any such parties against Borrower or others or against the Premises or the Project.  Borrower is not and shall not be an agent of Lender for any purpose.  Lender is not a joint venture partner with Borrower or with the constituent partners in Borrower in any manner whatsoever.  Prior to default by Borrower under this Agreement and the exercise of remedies granted herein, Lender shall not be deemed to be in privity of contract with any contractor or provider of services to the Project, nor shall any payment of funds directly to a contractor, subcontractor, or provider of services be deemed to create any third party beneficiary status or recognition of same by Lender.  Approvals granted by Lender for any matters covered under this Agreement shall be narrowly construed to cover only the parties and facts identified in any written approval or, if not in writing, such approvals shall be solely for the benefit of Borrower.

8.12 Indemnification.  To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and save harmless Lender, its directors, officers, agents and employees for, from and against any and all liability, expense or damage of any kind or nature and for, from and against any suits, claims or demands, including reasonable legal fees and expenses on account of any matter or thing or action or failure to act by Lender, whether in suit or not, arising out of this Agreement or in connection herewith, including, without limitation, any suit, claim or demand arising out of any default which may occur under the CC&Rs.  Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower’s sole cost and expense, with legal counsel satisfactory to Lender.  Lender may also require Borrower to so defend the matter.  The obligations on the part of Borrower under this Section 8.12 shall survive the closing of the Loan and the repayment thereof.

8.13 Titles and Headings.  The headings at the beginning of each section of this Agreement are solely for convenience and are not part of this Agreement.  Unless otherwise indicated, each reference in this Agreement to a section or an exhibit is a reference to the respective section herein or exhibit hereto.

8.14 Brokers.  Borrower and Lender represent to each other that neither of them knows of any brokerage commissions or finders’ fee due or claimed with respect to the transaction contemplated hereby.  Borrower and Lender shall indemnify and hold harmless the other party for, from and against any and all loss, damage, liability, or expense, including costs and reasonable attorney fees, which such other party may incur or sustain by reason of or in connection with any misrepresentation by the indemnifying party with respect to the foregoing.

8.15 Change, Discharge, Termination. or Waiver.  No provision of this Agreement may be changed, discharged, terminated, or waived except in writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought.  No failure on the part of Lender to exercise and no delay by Lender in exercising any right or remedy under the Loan Documents or under the law shall operate as a waiver thereof.

8.16 CHOICE OF LAW.  THIS AGREEMENT HAS BEEN DELIVERED IN ARIZONA, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA.  THE COURTS OF ARIZONA, FEDERAL OR STATE, SHALL HAVE JURISDICTION OF ALL LEGAL ACTIONS ARISING OUT OF THIS AGREEMENT.  BY EXECUTING THIS AGREEMENT, THE UNDERSIGNED SUBMITS TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS OF ARIZONA.

8.17 Disbursements in Excess of Loan Amount.  In the event the total disbursements by Lender exceed the amount of the Loan, to the extent permitted by the laws of the State of Arizona, the total of all disbursements shall be secured by the Deed of Trust.   All other sums expended by Lender pursuant to this Agreement or any other Loan Documents shall be deemed to have been paid to Borrower and shall be secured by, among other things, the Deed of Trust.

8.18 Signs.  Throughout the term of the Loan, Lender shall have the right to erect one or more signs on the Project indicating its provision of financing for the Project, with a size and in a location as mutually determined by Borrower and Lender, and Lender shall also have the right to publicize its financing of the Project as Lender and Borrower may deem appropriate.

8.19 JURY WAIVER.

(a) BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

(b) In the event any legal proceeding is filed in a court of the State of California (the “Court”) by or against any party hereto in connection with any controversy, dispute or claim directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory) (each, a “Claim”) and the waiver set forth in the preceding paragraph is not enforceable in such action or proceeding, the parties hereto agree as follows:

(i) With the exception of the matters specified in paragraph (ii) below, any Claim will be determined by a General Reference Proceeding in accordance with the provisions of California Code of Civil Procedure Sections 638 through 645.1.  The parties intend this General Reference Agreement to be specifically enforceable in accordance with California Code of Civil Procedure Section 638.  Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the State or Federal court in the county or district where venue is otherwise appropriate under applicable law.

(ii) The following matters shall not be subject to a General Reference Proceeding: (1) non-judicial foreclosure of any security interests in real or personal property, (2) exercise of self-help remedies (including, without limitation, set-off), (3) appointment of a receiver and (4) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions).  This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (1) - (4) and any such exercise or opposition does not waive the right of any party to a reference proceeding pursuant to this Agreement.

(iii) Upon the written request of any party, the parties shall select a single referee, who shall be a retired judge or justice.  If the parties do not agree upon a referee within ten (10) days of such written request, then, any party may request the court to appoint a referee pursuant to California Code of Civil Procedure Section 640(b).  A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.

(iv) All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except when any party so requests, a court reporter will be used and the referee will be provided a courtesy copy of the transcript. The party making such request shall have the obligation to arrange for and pay costs of the court reporter, provided that such costs, along with the referee’s fees, shall ultimately be borne by the party who does not prevail, as determined by the referee.

(v) The referee may require one or more prehearing conferences. The parties hereto shall be entitled to discovery, and the referee shall oversee discovery in accordance with the rules of discovery, and may enforce all discovery orders in the same manner as any trial court judge in proceedings at law in the State of California.  The referee shall apply the rules of evidence applicable to proceedings at law in the State of California and shall determine all issues in accordance with applicable state and federal law. The referee shall be empowered to enter equitable as well as legal relief and rule on any motion which would be authorized in a trial, including, without limitation, motions for default judgment or summary judgment. The referee shall report his decision, which report shall also include findings of fact and conclusions of law.

(c) The parties recognize and agree that all claims resolved in a general reference proceeding pursuant hereto will be decided by a referee and not by a jury.

8.20 Patriot Act Provisions.  The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318:

(a) IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product.  What this means for Borrower:  When Borrower opens an account, if Borrower is an individual, Lender will ask for Borrower’s name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower and, if Borrower is not an individual, Lender will ask for Borrower’s name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower.  Lender may also ask, if Borrower is an individual, to see Borrower’s driver’s license or other identifying documents and, if Borrower is not an individual, to see Borrower’s legal organizational documents or other identifying documents.

(b) Government Regulation.  Borrower shall not (a) be or become subject at any time to any law, regulation, or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits Lender from making any advance or extension of credit to Borrower or from otherwise conducting business with Borrower, or (b) fail to provide documentary and other evidence of Borrower’s identity as may be requested by Lender at any time to enable Lender to verify Borrower’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

8.21 Participations.  Lender shall have the right at any time to sell, assign, transfer, negotiate or grant participations in all or any part of the Loan or the Note to one or more assignees or participants.  Borrower hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of Borrower to each such assignee and participant.  Lender may disseminate any information it now has or hereafter obtains pertaining to the Loan, including any security for the Loan and credit or other information on the Project, Borrower, any of Borrower’s principals and any guarantor, to any actual or prospective assignee or participant, to Lender’s affiliates, to any regulatory body having jurisdiction over Lender and to any other parties as necessary or appropriate in Lender’s reasonable judgment.

8.22 Pledge by Lender.  Lender may at any time pledge a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender, including without limitation any pledge to secure obligations to a Federal Reserve Bank; provided that no such pledge of a security interest shall release Lender from any of its obligations hereunder or substitute any such pledgee for Lender as a party hereto.

8.23 Counterparts.  This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one agreement.

8.24 Time is of the Essence.  Time is of the essence of this Agreement.

8.25 Attorneys’ Fees.  Borrower agrees to pay all costs of enforcement and collection and preparation for any Event of Default or any action taken by Lender (including, without limitation, reasonable attorneys’ fees) whether or not any action or proceeding is brought (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings [whether at the trial or appellate level]), together with interest thereon from the date of demand at the Default Interest Rate.

8.26 Integration.  The Loan Documents contain the complete understanding and agreement of Borrower and Lender and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

8.27 Binding Effect.  The Loan Documents will be binding upon, and inure to the  benefit of, Borrower and Lender and their respective successors and assigns.  Borrower may not delegate its obligations under the Loan Documents.

8.28 Survival.  The representations, warranties, and covenants of the Borrower and the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

8.29 Number and Gender.  In this Agreement the singular shall include the plural and the masculine shall include the feminine and neuter gender and vice versa, if the context so requires.

8.30 Right of Setoff.  Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower’s right, title and interest in and to, Borrower’s accounts with Lender (whether checking, savings, or some other account), including, without limitation, all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding, however, all Ira and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Note against any and all such accounts.

9. RELEASES

(a) Full Release.  Unless Lender otherwise consents in writing, the Premises or any part thereof shall not be released until all indebtedness and obligations of Borrower under the Loan Documents have been paid and performed in full.

(b) Partial Releases.  Notwithstanding the foregoing, at any time prior to the Maturity Date of the Loan, Lender shall, at Borrower’s request, issue partial reconveyances from the lien of the Deed of Trust of individual Units in order to permit the sale thereof to a Qualified Unit Buyer; provided, however, that prior to or simultaneously with each such partial reconveyance all of the following conditions shall be satisfied:

(i) No Event of Default shall exist under the Loan Documents, or would exist with notice or passage of time, or both.

(ii) Lender shall have received any and all sums then due and owing under the Loan Documents together with all escrow, closing and recording costs, the costs of preparing and delivering such partial reconveyance and the cost of any title insurance endorsements required by Lender.

(iii) Lender shall have received evidence satisfactory to Lender that:  (a) the portion of the Project and Improvements to be reconveyed and the portion of the Project and Improvements which shall remain encumbered by the Deed of Trust are each legal parcels lawfully created in compliance with all subdivision laws and ordinances and, at Borrower’s sole cost, Lender shall have received any title insurance endorsements to that effect requested by Lender; and (b) that the portion of the Project and Improvements which shall remain encumbered by the Deed of Trust have the benefit of all utilities, easements, public and/or private streets, covenants, conditions and restrictions as may be necessary, in Lender’s sole opinion, for the anticipated development and improvement thereof;

(iv) The Improvements shall have been completed in substantial accordance with the Plans and Specifications, the Condominium Documents and this Agreement and a Certificate of Unit Occupancy for the Unit to be sold and released shall have been issued.  In addition, Borrower shall have obtained any required approval by the fire marshal or its equivalent having jurisdiction over the Project and Improvements and any other approval required by any Governmental Authority, to the extent that any such approval is a condition to the lawful use and occupancy of the Units and the opening of same to the public.

(v) Requests for partial releases must be in writing and must be accompanied by all data reasonably necessary to support Borrower being entitled to the partial release, including, without limitation, a legal description for each Unit to be released, a partial release document prepared by Borrower at Borrower’s expense in form and content satisfactory to Lender and a schedule containing a list of those Units previously released by Lender and those Units remaining to be released.

(vi) For each Unit to be reconveyed, Lender shall have received the applicable Unit Release Price, which shall be applied to reduce the outstanding principal balance of the Loan.

(vii) Releases of Units shall not affect or impair the lien of the Deed of Trust and Lender’s lien and security interests created by the other Loan Documents as to Units and other property encumbered by the Deed of Trust and the other Loan Documents not theretofore released, and said liens and security interests shall continue in full force and effect as to the unreleased Units and such other property;

(viii) Borrower shall submit to Lender a copy of the final signed closing statement with respect to the sale of each Unit within the Improvements;

(ix) Borrower shall pay all out-of-pocket costs and expenses of Lender, including, without limitation, fees and expenses of Lender’s counsel in connection with a partial release;

(x) Borrower shall request each partial release not less than fifteen (15) days prior to the date the partial release is needed; and

(xi) Neither the acceptance of any payment nor the issuance of any partial reconveyance by Lender shall affect Borrower’s obligation to repay all amounts owing under the Loan Documents or under the lien of the Deed of Trust on the remainder of the Property and Improvements which is not reconveyed.

10. CO-BORROWER PROVISIONS

(a) Joint and Several Liability.  References in this Agreement and the other Loan Documents to “Borrower” and “Borrowers” are to each Borrower signing this Agreement.  Each Borrower’s liability with respect to the Obligations is joint and several, notwithstanding the provisions of subsection (c) below, including any allocation of losses and liabilities pursuant to such subsection or otherwise.  Each Borrower is a direct, primary and independent obligor, and no Borrower shall be deemed to be a guarantor, accommodation party or otherwise secondarily liable for the Obligations.  Each Borrower represents and warrants to and covenants with Lender that (i) Borrowers are engaged in operations that require financing on a joint basis and, accordingly, each Borrower will materially benefit, directly or indirectly, from the Loan; (ii) the Loan has been offered to Borrowers on a joint basis and would not be available to Borrowers on an individual basis on the terms and conditions stated in this Agreement; and (iii) the benefits received by each Borrower are reasonably equivalent to the obligations undertaken by each Borrower.

10.2 Borrower Representative.  Each Borrower hereby appoints ___________________________________________________ (“Borrower Representative”) as its representative and agent, and Borrower Representative accepts such appointment, for the purposes of (i) making the Initial Draw request and each subsequent request for an Advance of the proceeds of the Loan, including giving Lender disbursement instructions, wire and deposit instructions, and telephonic confirmations; (ii) delivering certificates, including compliance certificates; (iii) [Intentionally Deleted]; (iv) giving and receiving all notices and consents hereunder or under any of the other Loan Documents; (v) requesting and providing information with respect to accounts payable matters; financial reporting matters, property tax matters (if applicable); insurance matters, and all other account servicing matters; and (vi) taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or the Borrowers under the Loan Documents or otherwise with respect to the Loan.  Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers.  Each warranty, covenant, agreement and undertaking made on behalf of a Borrower by the Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

10.3 Obligations and Allocations between Borrowers.  If any Borrower (the “Overpaying Borrower”) pays (whether directly or by application of any collateral for the Loan), or is otherwise held liable for, obligations in excess of the Pro Rata Share of the Overpaying Borrower, the other Borrower will pay the amount of such excess to the Overpaying Borrower and will indemnify the Overpaying Borrower for, from and against any claims, damages, loss or liability arising from or related to such overpayment.  Borrowers agree to maintain books and records accurately reflecting each Borrower’s Pro Rata Share.  This subsection is only intended to allocate payments, losses, and liabilities among Borrowers in order that (i) as between Borrowers, each Borrower is ultimately liable for its Pro Rata Share; and (ii) the value to each Borrower of the resulting rights and claims against the other Borrower pursuant to this subsection will assure that no Borrower is rendered “insolvent” by virtue of the Obligations for purposes of applicable law relating to fraudulent conveyances and similar claims.  The rights and obligations among Borrowers pursuant to this subsection shall survive the payment and performance of the Obligations.  “Pro Rata Share” means the amount of Loan proceeds actually advanced to or for the benefit of each Borrower as reflected on the books and records of such Borrower.  Each Borrower has expressly assumed the risk that such Borrower’s actual liability may exceed such Borrower’s Pro Rata Share and that overpayments may not actually be reimbursed or indemnified.

11. EXHIBITS

The following exhibits to this Agreement are fully incorporated herein as if set forth at length:

Exhibit A - Property Description
Exhibit B - Budget and Disbursement Schedule
Exhibit C - Closing Requirements

[Signature Page Follows]

IN WITNESS WHEREOF, Lender and Borrower have caused this Agreement to be duly executed and delivered as of the date first above written.

ZALANTA RESORT AT THE VILLAGE, LLC, a California limited liability company

By:	Owens Realty Mortgage, Inc., a Maryland corporation, Manager

By: /s/ William C. Owens
Name: William C. Owens
Title: Chairman of the Board

ZALANTA RESORT AT THE VILLAGE - PHASE II, LLC, a California limited liability company

By:	Owens Realty Mortgage, Inc., a Maryland corporation, Manager

By: /s/ William C. Owens
Name: William C. Owens
Title: Chairman of the Board

                      “BORROWER”

WESTERN ALLIANCE BANK, an Arizona corporation

By: /s/ Lucy McGuire
Name: Lucy McGuire
Title: Vice President

                                         “LENDER”

Signature Page to Construction Loan Agreement

EXHIBIT A

Legal Description

Real property in the City of South Lake Tahoe, County of EL DORADO, State of California, described as follows:

PARCEL ONE:

THE EAST 50.0 FEET OF LOT 5 IN BLOCK J AS SAID LOT AND BLOCK ARE SHOWN UPON THAT CERTAIN MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK” FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, STATE OF CALIFORNIA ON OCTOBER 05, 1909.

SAID 50.0 FEET BEING MEASURED ON THE NORTHERLY LINE OF ASPEN STREET AND EXTENDING TO A DEPTH OF 108.0 FEET FROM SAID ASPEN STREET.

ASSESSORS PARCEL NO.: 029-062-12-100

PARCEL TWO:

ALL THAT PORTION OF LOT 5, BLOCK J OF LAKESIDE PARK SUBDIVISION AS SAID LOT AND BLOCK ARE SHOWN ON THE MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY, CALIFORNIA” FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY ON OCTOBER 05, 1909 MORE PARTICULARLY DESCRIBED AS FOLLOWS;

COMMENCING AT THE MOST WESTERLY CORNER OF SAID LOT 5 BEING THE POINT OF INTERSECTION OF THE EASTERLY BOUNDARY OF CEDAR AVENUE AND THE NORTHERLY BOUNDARY OF ASPEN STREET SAID AVENUE AND STREET ARE DELINEATED ON THE MAP OF LAKESIDE PARK SUBDIVISION; THENCE LEAVING SAID POINT OF BEGINNING AND RUNNING NORTHEASTERLY ALONG THE WESTERLY BOUNDARY OF LOT 5 AND ALONG THE EASTERLY BOUNDARY OF SAID CEDAR AVENUE, A DISTANCE OF 108.0 FEET TO THE NORTHWEST CORNER OF SAID LOT 5; THENCE LEAVING THE EASTERLY BOUNDARY OF CEDAR AVENUE AND RUNNING SOUTHEASTERLY ALONG THE NORTHERLY BOUNDARY OF SAID LOT 5 A DISTANCE OF 46.0 FEET; THENCE LEAVING THE NORTHERLY BOUNDARY OF SAID LOT 5 IN A SOUTHWESTERLY DIRECTION PARALLEL WITH THE WESTERLY BOUNDARY OF SAID LOT 5 A DISTANCE OF 108.0 FEET TO A POINT ON THE SOUTHERLY BOUNDARY OF SAID LOT 5, SAID POINT BEING ALSO SITUATE ON THE NORTHERLY BOUNDARY OF SAID ASPEN STREET; THENCE NORTHWESTERLY ALONG THE NORTHERLY BOUNDARY OF SAID ASPEN STREET A DISTANCE OF 46.0 FEET TO THE POINT OF BEGINNING.

ASSESSORS PARCEL NO.: 029-062-18-100

Exhibit A Page 1

PARCEL THREE:

ALL THAT PORTION OF LOT 3 BLOCK J AS SHOWN ON THAT CERTAIN MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK” FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, STATE OF CALIFORNIA ON OCTOBER 05, 1909 DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF SAID LOT 3 A POINT IN THE SOUTHEASTERLY LINE OF CEDAR AVENUE SAID POINT ALSO BEING THE MOST WESTERLY CORNER OF LOT 2 IN SAID BLOCK; THENCE ALONG THE LINE BETWEEN SAID LOTS 2 AND 3 SOUTH 76° 15’ EAST 150 FEET TO THE CORNER COMMON TO LOTS 2, 3, 8 AND 9 OF SAID BLOCK; THENCE ALONG THE LINE BETWEEN SAID LOTS 3 AND 8 SOUTH 13° 45’ WEST 50 FEET; THENCE NORTH 76° 15’ WEST 150 FEET TO THE SOUTHEASTERLY LINE OF CEDAR AVENUE; THENCE ALONG THE SOUTHEASTERLY LINE OF CEDAR AVENUE 50 FEET TO THE POINT OF BEGINNING.

ASSESSORS PARCEL NO.: 029-062-06-100

PARCEL FOUR:

PARCEL A:

ALL THAT PORTION OF LOT 3, BLOCK J OF LAKESIDE PARK SUBDIVISION, AS SAID LOT AND BLOCK ARE DESIGNATED AND NUMBERED ON THE MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY, CALIFORNIA” WHICH MAP WAS RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, STATE OF CALIFORNIA ON OCTOBER 05, 1909 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE MOST SOUTHWESTERLY CORNER OF SAID LOT 3 SITUATE ON THE EASTERLY BOUNDARY OF CEDAR AVENUE BEARING SOUTHWESTERLY A DISTANCE OF 324 FEET FROM THE INTERSECTION OF THE EASTERLY BOUNDARY OF CEDAR AVENUE AND THE SOUTH BOUNDARY OF POPLAR STREET; THENCE LEAVING SAID POINT OF BEGINNING AND RUNNING ALONG THE EASTERLY BOUNDARY OF SAID CEDAR AVENUE NORTHEASTERLY A DISTANCE OF 54 FEET; THENCE LEAVING THE EASTERLY BOUNDARY OF CEDAR AVENUE AND RUNNING SOUTHEASTERLY AT RIGHT ANGLES TO THE EASTERLY BOUNDARY OF SAID CEDAR AVENUE AND PARALLEL WITH THE SOUTHERLY BOUNDARY OF THE SAID LOT 3 A DISTANCE OF 150 FEET TO A POINT IN THE EASTERLY BOUNDARY OF SAID LOT 3; THENCE RUNNING SOUTHWESTERLY PARALLEL WITH THE EASTERLY BOUNDARY OF SAID CEDAR AVENUE AND AT RIGHT ANGLES TO THE SOUTHERLY BOUNDARY OF SAID LOT 3 DISTANCE OF 54 FEET TO THE SOUTHEAST CORNER OF SAID LOT 3; THENCE NORTHWESTERLY ALONG THE SOUTHERLY BOUNDARY OF SAID LOT 3 A DISTANCE OF 150 FEET TO THE POINT OF BEGINNING.

PARCEL B:

Exhibit A Page 2

THE SOUTHERLY FOUR (4) FEET OF THE NORTHERLY ONE-HALF OF LOT 3, BLOCK J OF LAKESIDE PARK SUBDIVISION AS SAID LOT AND BLOCK ARE DESIGNATED AND NUMBERED ON THE MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY, CALIFORNIA” WHICH MAP WAS RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY STATE OF CALIFORNIA ON OCTOBER 05, 1909 MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE SOUTHEASTERLY LINE OF CEDAR AVENUE FROM WHICH THE INTERSECTION OF THE SAID SOUTHEASTERLY LINE OF SAID AVENUE AND THE SOUTHWESTERLY LINE OF POPLAR STREET IN SAID SUBDIVISION BEARS NORTH 13° 45’ EAST 266.0 FEET; THENCE ALONG SAID CEDAR AVENUE SOUTH 13° 45’ WEST 4.0 FEET; THENCE LEAVING SAID AVENUE SOUTH 76° 15’ EAST 150.00 FEET TO THE LINE BETWEEN LOTS 3 AND 8 NORTH SAID BLOCK J; THENCE ALONG SAID LAST MENTIONED LINE NORTH 13° 45’ EAST 4.0 FEET; THENCE LEAVING SAID LINE NORTH 76° 15’ WEST 150.00 FEET TO THE POINT OF BEGINNING.

PARCEL C:

LOT 4 BLOCK J AS SHOWN ON THAT CERTAIN MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY, STATE OF CALIFORNIA” FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY STATE OF CALIFORNIA ON OCTOBER 05, 1909.

PARCEL D:

ALL THAT PORTION OF LOT 5, BLOCK J, OF FIRST SUBDIVISION OF LAKESIDE PARK AS SAID LOT AND BLOCK ARE SHOWN ON THE MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK, EL DORADO COUNTY CALIFORNIA” WHICH MAP WAS RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, STATE OF CALIFORNIA ON OCTOBER 05, 1909 DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHWESTERLY LINE OF SAID LOT 5 ON THE NORTHEASTERLY LINE OF ASPEN STREET FROM WHICH THE MOST WESTERLY CORNER OF SAID LOT BEARS NORTH 76° 15’ WEST 46 FEET; THENCE NORTH 13° 45’ EAST 108 FEET TO THE NORTHEASTERLY LINE OF SAID LOT 5, A POINT WHICH BEARS SOUTH 76° 15’ EAST 46 FEET FROM THE MOST NORTHERLY CORNER OF SAID LOT 5; THENCE ALONG THE NORTHEASTERLY LINE OF SAID LOT 5, SOUTH 75° 15’ EAST 54 FEET; THENCE SOUTH 13° 45’ WEST 108 FEET TO THE SOUTHWESTERLY LINE OF SAID LOT 5; THENCE ALONG THE SOUTHWESTERLY LINE OF SAID LOT 5 NORTH 76° 15’ WEST 54 FEET TO THE POINT OF BEGINNING.

ASSESSORS PARCEL NO.: 029-062-20-100

PARCEL FIVE:

Exhibit A Page 3

BEGINNING AT THE SOUTHEAST CORNER OF LOT 5, BLOCK M, POINT ALSO BEING THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 50 AND THE NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE, AS SHOWN ON THAT CERTAIN MAP “FIRST SUBDIVISION OF LAKESIDE PARK”, FILED IN THE EL DORADO COUNTY RECORDER’S OFFICE, ON OCTOBER 05, 1909 IN MAP BOOK “A”, PAGE 1A; THENCE, THE FOLLOWING NINETEEN (19) COURSES:

1) ALONG SAID WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 50, NORTH 28° 00’ EAST, 334.30 FEET TO THE NORTHEAST CORNER OF LOT 3, BLOCK M, AS SHOWN ON SAID MAP;

2) LEAVING SAID RIGHT OF WAY LINE, NORTH 76° 15’ WEST ALONG THE NORTHERLY LINE OF LOT 3 AND LOT 10 A DISTANCE OF 254.47 FEET;

3) SOUTH 14° 28’ 18” WEST A DISTANCE OF 68.14 FEET;

4) SOUTH 47° 00’ 00” EAST A DISTANCE OF 30.05 FEET;

5) NORTH 43° 00’ 00” EAST A DISTANCE OF 85.48 FEET;

6) SOUTH 47° 00’ 00” EAST A DISTANCE OF 86.75 FEET;

7) SOUTH 62° 00’ 00” EAST A DISTANCE OF 62.77 FEET;

8) NORTH 73° 00’ 00” EAST A DISTANCE OF 15.38 FEET;

9) SOUTH 17° 00’ 00” EAST A DISTANCE OF 31.08 FEET;

10) SOUTH 73° 00’ 00” WEST A DISTANCE OF 6.90 FEET;

11) SOUTH 28° 00’ 00” WEST A DISTANCE OF 214.59 FEET;

12) SOUTH 17° 00’ 00” EAST A DISTANCE OF 6.48 FEET;

13) SOUTH 73° 00’ 00” WEST A DISTANCE OF 30.67 FEET;

14) NORTH 17° 00’ 00” WEST A DISTANCE OF 15.38 FEET;

15) NORTH 62° 00’ 00” WEST A DISTANCE OF 54.25 FEET;

16) NORTH 28° 00’ 00” EAST A DISTANCE OF 9.05 FEET;

17) NORTH 75° 31’ 42” WEST A DISTANCE OF 96.31 FEET;

18) SOUTH 14° 28’ 18” WEST A DISTANCE OF 42.88 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE;

Exhibit A Page 4

19) ALONG SAID NORTHERLY RIGHT OF WAY LINE, SOUTH 76° 15’ 00” EAST A DISTANCE OF 176.26 FEET TO THE POINT OF BEGINNING.

BASIS OF BEARINGS FOR THIS DESCRIPTION ARE SHOWN ON THE OFFICIAL MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK”, FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, ON OCTOBER 05, 1909, IN BOOK “A” OF MAPS, PAGE 1A.

ASSESSOR’S PARCEL NO. 029-067-24-100

PARCEL SIX:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 5, BLOCK M, POINT ALSO BEING THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 50 AND THE NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE, AS SHOWN ON THAT CERTAIN MAP “FIRST SUBDIVISION OF LAKESIDE PARK”, FILED IN THE EL DORADO COUNTY RECORDER’S OFFICE, ON OCTOBER 05, 1909, IN MAP BOOK “A”, PAGE 1A; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE, NORTH 76° 15’ 00” WEST A DISTANCE OF 176.26 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE, NORTH 14° 28’ 18” EAST A DISTANCE OF 42.88 FEET TO THE TRUE POINT OF BEGINNING. THENCE THE FOLLOWING SEVENTEEN (17) COURSES:

1) NORTH 14° 28’ 18” EAST A DISTANCE OF 90.13 FEET;

2) SOUTH 75° 31’ 42” EAST A DISTANCE OF 101.22 FEET;

3) NORTH 28° 00’ 00” EAST A DISTANCE OF 61.73 FEET;

4) NORTH 47° 00’ 00” WEST A DISTANCE OF 101.59 FEET;

5) NORTH 43° 00’ 00” EAST A DISTANCE OF 85.48 FEET;

6) SOUTH 47° 00’ 00” EAST A DISTANCE OF 86.75 FEET;

7) SOUTH 62° 00’ 00” EAST A DISTANCE OF 62.77 FEET;

8) NORTH 73° 00’ 00” EAST A DISTANCE OF 15.38 FEET;

9) SOUTH 17° 00’ 00” EAST A DISTANCE OF 31.08 FEET;

10) SOUTH 73° 00’ 00” WEST A DISTANCE OF 6.90 FEET;

11) SOUTH 28° 00’ 00” WEST A DISTANCE OF 214.59 FEET;

12) SOUTH 17° 00’ 00” EAST A DISTANCE OF 6.48 FEET;

Exhibit A Page 5

13) SOUTH 73° 00’ 00” WEST A DISTANCE OF 30.67 FEET;

14) NORTH 17° 00’ 00” WEST A DISTANCE OF 15.38 FEET;

15) NORTH 62° 00’ 00” WEST A DISTANCE OF 54.25 FEET;

16) NORTH 28° 00’ 00” EAST A DISTANCE OF 9.05 FEET;

17) NORTH 75° 31’ 42” WEST A DISTANCE OF 96.31 FEET TO THE POINT OF BEGINNING.

BASIS OF BEARINGS FOR THIS DESCRIPTION ARE SHOWN ON THE OFFICIAL MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK”, FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, ON OCTOBER 05, 1909, IN BOOK “A” OF MAPS, PAGE 1A.

ASSESSOR’S PARCEL NO: 029-067-25-100

PARCEL SEVEN:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 5, BLOCK M, POINT ALSO BEING THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 50 AND THE NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE, AS SHOWN ON THAT CERTAIN MAP “FIRST SUBDIVISION OF LAKESIDE PARK”, FILED IN THE EL DORADO COUNTY RECORDER’S OFFICE, ON OCTOBER 05, 1909, IN MAP BOOK “A”, PAGE 1A; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE NORTH 76° 15’ 00” WEST A DISTANCE OF 176.26 FEET; THENCE LEAVING SAID NORTHERLY RIGHT OF WAY LINE NORTH 14° 28’ 18” EAST A DISTANCE OF 133.01 FEET TO THE TRUE POINT OF BEGINNING. THENCE THE FOLLOWING FIVE (5) COURSES:

1) SOUTH 75° 31’ 42” EAST A DISTANCE OF 101.22 FEET;

2) NORTH 28° 00’ 00” EAST A DISTANCE OF 61.73 FEET;

3) NORTH 47° 00’ 00” WEST A DISTANCE OF 101.59 FEET;

4) NORTH 47° 00’ 00” WEST A DISTANCE OF 30.05 FEET;

5) SOUTH 14° 28’ 18” WEST A DISTANCE OF 122.89 FEET TO THE POINT OF BEGINNING.
BASIS OF BEARINGS FOR THIS DESCRIPTION ARE SHOWN ON THE OFFICIAL MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK”, FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, ON OCTOBER 05, 1909, IN BOOK “A” OF MAPS, PAGE 1A.

Exhibit A Page 6

ASSESSOR’S PARCEL NO. 029-067-26-100

PARCEL EIGHT:

COMMENCING AT THE SOUTHEAST CORNER OF LOT 5, BLOCK M, POINT ALSO BEING THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY 50 AND THE NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE, AS SHOWN ON THAT CERTAIN MAP “FIRST SUBDIVISION OF LAKESIDE PARK”, FILED IN THE EL DORADO COUNTY RECORDER’S OFFICE, ON OCTOBER 05, 1909, IN MAP BOOK “A”, PAGE 1A; THENCE ALONG SAID NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE NORTH 76° 15’ 00” WEST A DISTANCE OF 214.71 FEET TO THE SOUTHWEST CORNER OF LOT 6, BLOCK J, AS SHOWN ON SAID MAP, BEING THE TRUE POINT OF BEGINNING, THENCE THE FOLLOWING FOUR (4) COURSES:

1) LEAVING SAID NORTHERLY RIGHT OF WAY LINE, NORTH 13° 45’ 00” EAST ALONG THE WESTERLY LINES OF LOTS 6, 7 AND 8 OF BLOCK J, A DISTANCE OF 324.00 FEET TO THE NORTHWEST CORNER OF SAID LOT 8;

2) SOUTH 76° 15’ 00” EAST A DISTANCE OF 42.53 FEET;

3) SOUTH 14° 28’ 18” WEST A DISTANCE OF 324.03 FEET TO A POINT ON THE NORTHERLY RIGHT OF WAY LINE ON FRIDAY AVENUE;

4) ALONG SAID NORTHERLY RIGHT OF WAY LINE OF FRIDAY AVENUE NORTH 76° 15’ 00” WEST A DISTANCE OF 38.45 FEET TO THE POINT OF BEGINNING.

BASIS OF BEARINGS FOR THIS DESCRIPTION ARE SHOWN ON THE OFFICIAL MAP ENTITLED “FIRST SUBDIVISION OF LAKESIDE PARK”, FILED IN THE OFFICE OF THE COUNTY RECORDER OF EL DORADO COUNTY, ON OCTOBER 05, 1909, IN BOOK “A” OF MAPS, PAGE 1A.

ASSESSOR’S PARCEL NO.: 029-067-27-100

Exhibit A Page 7

EXHIBIT B

Budget

[See Attached]

Exhibit B Page 1

EXHIBIT C

Closing Requirements

The obligations of Lender to make the Loan to Borrower and to perform the remainder of its obligations under the Agreement are expressly conditioned upon its receipt and approval of each of the following items:

(a) Appraisal.  The Appraisal.

(b) Construction Contracts.  One copy of the General Contract and any other Construction Contracts, and such financial statements of the General Contractor and each Construction Contractor as Lender may require.  The copy of the General Contract or any Construction Contract delivered to Lender shall include, at Lender’s request, a schedule showing all Subcontracts awarded as of the date of delivery of such General Contract or Construction Contract to Lender, including names, types of work, Subcontract amounts and the percentage retainage provided in said Subcontracts.  Overhead and profit payable under the General Contract and any Construction Contract shall be payable in accordance with the percentage of completion of the contracted scope of work.  The General Contract and each Construction Contract shall contain the Retainage requirements set forth in this Agreement.

(c) Agreements.  One copy, if any, of Borrower’s agreements with all other parties providing architectural, design or engineering services for the Project.

(d) Budget.  The Budget.

(e) Plans and Specifications.  Two complete sets of the Plans and Specifications.

(f) Construction Schedule.  The Construction Schedule.

(g) Construction Cost Review.  A satisfactory review by Lender, in its sole and absolute discretion, of a construction cost analysis performed by an outside consultant, at Borrower’s cost.

(h) Subcontracts.

(i) At Lender’s request, a copy of the standard form of Subcontract to be used by the General Contractor, which form must not prohibit an assignment of the Subcontract to Lender or require Subcontractor’s consent thereto.  All Subcontracts for the Project shall be written on the form of Subcontract, if applicable, approved by Lender.

(ii) At Lender’s request, copies of all Subcontracts executed prior to the Closing Date.

Exhibit C Page 1

(iii) At Lender’s request, the form and copies of all construction bonds obtained by the General Contractor covering any Subcontractor that has executed a Subcontract prior to the Closing Date.

(i) [Intentionally Deleted]

(j) Authorizations. All authorizations, including building permits, annexation agreements, plot plan approvals, subdivision approvals, environmental approvals (including an environmental impact report or negative declarations if required under applicable law), sewer and water permits and zoning and land use entitlements which are necessary for the construction of the Project in accordance with the proposed Plans and Specifications and in accordance with all applicable building, environmental, subdivision, land use and zoning laws and for tax assessment purposes.

(k) Title Report.  The Preliminary Title Report and evidence satisfactory to Lender that the Title Company is prepared to issue the Title Insurance Policy.

(l) [Intentionally Deleted].

(m) Insurance.  Certificates of insurance showing Lender as certificate holder and loss payee and/or additional insured, as applicable, and copies of the policies of insurance required under Section 6.19 of the Loan Agreement.

(n) Assignment of Plans.  Assignment of the Plans and Specifications, together with the architect’s agreement and consent of architect.

(o) Assignment of General Contract.  Assignment of General Contract together with related consent and estoppel certificate, each in form and substance as reasonably required by Lender.

(p) Formation Documents.  Complete copies of all formation documents relating to Borrower and any partners or members in Borrower, as applicable, together with such certificates and resolutions as may be required by Lender.  Complete copies of all formation documents relating to Guarantor and any partners or members in Guarantor, as applicable, together with such certificates and resolutions as may be required by Lender.

(q) Flood Zone.  Evidence satisfactory to Lender, as to whether (a) the Premises are located in an area designated by the U.S. Department of Housing and Urban Development as having special flood or mudslide hazards, and (b) the community in which the Premises are located is participating in the National Flood Insurance Program.

(r) Soils Tests.  A soils test report prepared by a licensed soils engineer satisfactory to Lender showing the locations of, and containing boring logs for, all borings, together with recommendations for the design of the foundations, paved areas and underground utilities for the Project.

(s) Utilities.  Evidence satisfactory to Lender, which may be in the form of letters from local utility companies or local authorities, that (a) telephone service, electric power, storm sewer, sanitary sewer and water facilities are available to the Premises; (b) such utilities are adequate to serve the Project and exist at the boundary of the Project; and (c) no conditions exist to affect Borrower’s right to connect into and have unlimited use of such utilities except for the payment of a normal connection charge and except for the payment of subsequent charges for such services to the utility supplier.

Exhibit C Page 2

(t) Environmental Assessment.  An environmental assessment report for the Premises, performed by an environmental engineer that is acceptable to Lender, and which assessment shall be in form and substance satisfactory to Lender in Lender’s sole discretion.

(u) Environmental Questionnaire.  Lender’s form of environmental questionnaire completed by Borrower, in form and substance satisfactory to Lender in Lender’s sole discretion.

(v) Financial Statements.  Financial statements including, without limitation, an opening balance sheet of Borrower and a balance sheet, cash flow statement and profit and loss statement of Borrower, for Borrower’s three (3) most recent fiscal years (to the extent available), certified by Borrower.  Financial statements of Guarantor including, without limitation, a balance sheet, cash flow statement and profit and loss statement of Guarantor, for Guarantor’s three (3) most recent fiscal years (to the extent available), certified by Guarantor.

(w) Non-Foreign Certificate.  The Certification of Non-Foreign Status.

(x) Taxes.  Satisfactory evidence to Lender that all real property taxes, assessments, water, sewer or other charges levied or assessed against the Project have been paid in full.

(y) Site Plan.  Site plan and grading plan.

(z) Equity.  Satisfactory evidence to Lender that Borrower has paid from its own funds, the difference between the Project Costs and the Loan Amount, which equity amount shall not be less than $16,648,970.00. Borrower’s equity shall be comprised of a combination of cash to be deposited with Lender together with prepaid costs of construction within the categories listed in the Budget, which categories may include land costs, professional fees, permit fees and construction loan fees.

(aa) Evidence of Zoning.  Evidence satisfactory to Lender that the Project will comply with applicable zoning ordinances.

(bb) Property Management Agreement.  Borrower shall have provided Lender with a fully executed and complete copy of the Property Management Agreement, if any, in effect for the Project.

(cc) Opinion Letter.  An opinion letter in form and substance satisfactory to Lender, executed by counsel to the Loan Parties.

(dd) Broken Priority.  Evidence satisfactory to Lender that Title Company is committed to issue the Title Insurance Policy with no mechanic’s lien exception notwithstanding that work commenced on the Condominium Premises prior to the Closing Date.

Exhibit C Page 3

(ee) Condominium Documents.  Lender shall have received evidence satisfactory to Lender that the Condominium Declaration, the Condominium Plan and all the other Condominium Documents have been approved by each applicable Governmental Authority from whom approval is required.

(ff) Parking Agreement. The Parking Agreement, in a form approved by Lender, has been recorded with the Official Records of El Dorado County, California.

(gg) Standard Sales Contract Form.  Lender shall have received and approved in form and substance satisfactory to Lender the Standard Sales Contract Form.

(hh) Jobs Act Certification.  A Jobs Act Certification in the form provided by Lender to Borrower.

(ii) Other Items.  Such other items or documents as Lender may reasonably require.

Exhibit C Page 4